As filed with the Securities and Exchange Commission
                              on October 31, 2014


                                                            File Nos.    2-29901
                                                                       811-01716

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                      Post-Effective Amendment No. 173                     X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No. 152                             X


                       ----------------------------------

                        ALLIANCEBERNSTEIN CAP FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                       ----------------------------------

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                                901 K Street, NW
                                   Suite 800
                             Washington, D.C. 20001

      It is proposed that this filing will become effective (check appropriate box):


         [_]  immediately upon filing pursuant to paragraph (b)
         [X]  on October 31, 2014 pursuant to paragraph (b)
         [_]  60 days after filing pursuant to paragraph (a)(1)
         [_]  on (date) pursuant to paragraph (a)(1)
         [_]  75 days after filing pursuant to paragraph (a)(2)
         [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.


         If appropriate, check the following box:

      [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 173 relates solely to the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, of the AllianceBernstein Market Neutral Strategy - U.S. No information in the Registrant's Registration Statement relating to the other Series or Classes of the Registrant not included herein is amended or superseded.

PROSPECTUS  |  OCTOBER 31, 2014

AllianceBernstein Market Neutral Strategy


 AllianceBernstein Market Neutral Strategy--U.S.
 (Class A-AMUAX; Class C-AMCUX; Class R-AMURX; Class K-AMUKX; Class I-AMUIX;
   Advisor Class-AMUYX)






The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                   Page
SUMMARY INFORMATION...............................................   4

  ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--U.S..................   4

ADDITIONAL INFORMATION ABOUT THE STRATEGY'S RISKS AND INVESTMENTS.   9

INVESTING IN THE STRATEGY.........................................  15

  How to Buy Shares...............................................  15

  The Different Share Class Expenses..............................  16

  Sales Charge Reduction Programs for Class A Shares..............  17

  CDSC Waivers and Other Programs.................................  18

  Choosing a Share Class..........................................  19

  Payments to Financial Advisors and Their Firms..................  19

  How to Exchange Shares..........................................  20

  How to Sell or Redeem Shares....................................  21

  Frequent Purchases and Redemptions of Strategy Shares...........  21

  How the Strategy Values Its Shares..............................  22

MANAGEMENT OF THE STRATEGY........................................  24

DIVIDENDS, DISTRIBUTIONS AND TAXES................................  26

GENERAL INFORMATION...............................................  27

FINANCIAL HIGHLIGHTS..............................................  28

APPENDIX A........................................................ A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY--U.S.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to seek long-term growth of capital independent of stock market direction.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategy--Sales Charge Reduction Programs for Class A Shares on page 17 of this Prospectus and in Purchase of Shares-- Sales Charge Reduction Programs for Class A Shares on page 62 of the Strategy's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                       CLASS
                                    CLASS A  CLASS C   ADVISOR CLASS R, K AND I
                                    SHARES   SHARES       SHARES       SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)  4.25%      None       None         None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)        None(a)  1.00%(b)     None         None
-------------------------------------------------------------------------------
Exchange Fee                         None       None       None         None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                          CLASS A  CLASS C  ADVISOR CLASS CLASS R  CLASS K  CLASS I
------------------------------------------------------------------------------------
Management Fees              1.25%    1.25%      1.25%       1.25%    1.25%    1.25%
Distribution and/or
 Service (12b-1) Fees         .25%    1.00%       None        .50%     .25%     None
Other Expenses:
 Transfer Agent               .73%     .80%       .75%        .06%     .20%     .02%
 Dividend Expense,
   Borrowing Costs and
   Brokerage Expense On
   Securities Sold Short     1.51%    1.11%      1.11%        .97%     .91%     .96%
 Other Expenses             23.08%   23.23%     23.65%      23.94%   24.17%   23.93%
                          -------- --------   --------    -------- -------- --------
Total Other Expenses        25.32%   25.14%     25.51%      24.97%   25.28%   24.91%
                          -------- --------   --------    -------- -------- --------
Total Annual Strategy
 Operating Expenses         26.82%   27.39%     26.76%      26.72%   26.78%   26.16%
                          ======== ========   ========    ======== ======== ========
Fee Waiver and/or
 Expense Reimbursement(c) (23.81)% (24.03)%   (24.40)%    (24.00)% (24.37)% (23.95)%
                          -------- --------   --------    -------- -------- --------
Total Annual Strategy
 Operating Expenses
 After Fee Waiver and/or
 Expense Reimbursement(d)    3.01%    3.36%      2.36%       2.72%    2.41%    2.21%
                          ======== ========   ========    ======== ======== ========
------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.


(c)The Fee Waiver and/or Expense Reimbursement will remain in effect until November 1, 2015 and will be automatically extended for one year periods thereafter unless terminated by the Adviser upon 60 days' notice prior to that date.

(d)Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding dividend expenses, borrowing costs and brokerage expenses on securities sold short are:



             CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
             -----------------------------------------------------
              1.50%   2.25%      1.25%      1.75%   1.50%   1.25%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS C  ADVISOR CLASS CLASS R CLASS K CLASS I
----------------------------------------------------------------------
After 1 Year    $   716 $   339*    $   239    $   275 $   244 $   224
After 3 Years   $ 4,874 $ 4,730     $ 4,602    $ 4,618 $ 4,607 $ 4,524
After 5 Years   $ 7,415 $ 7,375     $ 7,273    $ 7,280 $ 7,277 $ 7,197
After 10 Years  $10,243 $10,253     $10,252    $10,253 $10,252 $10,250
----------------------------------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by approximately $100.

PORTFOLIO TURNOVER

The Strategy will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 668% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Strategy seeks to limit market risk by balancing "long" and "short" positions. To do this, the Strategy will buy, or take long positions in, equity securities of U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds, or ETFs, that invest primarily in equity securities. The Strategy will be highly diversified and may invest across different industries, sectors and regions. While the Strategy will not target issuers of a particular size, most issuers will have larger capitalizations.

The Strategy intends to maintain approximately equal dollar exposures invested in long and short positions under normal circumstances. The Strategy will generally be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets. In general, leverage will increase in times of relatively low market volatility and decrease in times of higher market volatility, thereby maintaining a relatively constant risk level for the Strategy.

By employing this long/short market neutral investment strategy, the Strategy seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Strategy may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Strategy will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Strategy that exceed the return on short-term fixed-income securities.

The Strategy's exposures may be achieved primarily or entirely through the use of derivatives, such as swaps, options, futures and forwards. For example, the Strategy may achieve long or short exposure to a particular equity security through a swap relating to that security. Derivatives may provide more efficient and economical, as well as significantly larger, exposure to equity markets than is possible through direct long investments or short selling. The Adviser will consider the impact of derivatives in making its assessments of the Strategy's risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale using both its own fundamental research and proprietary quantitative models. These models seek to assess the risk and return characteristics of the securities the Strategy will buy and sell and the impact those securities will have on the risk and return characteristics of the Strategy's portfolio overall, taking into account various factors such as relative return trends (or momentum) and price-to-book values. The Adviser then evaluates these results in light of data concerning an issuer's fundamentals and trading considerations.

The Strategy expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategy's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the equity market fluctuates. The value of the Strategy's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Strategy uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy's investments.

.. SHORT SALE RISK: The Strategy may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy). In contrast, the risk of loss from a long position is limited to the Strategy's investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage.

.. ETF RISK: ETFs are investment companies. When the Strategy invests in an ETF, the Strategy bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market risk tend to involve greater liquidity risk.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical correlations. There is no guarantee that the Adviser's techniques, including the models, will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year and over the life of the Strategy; and

.. how the Strategy's average annual returns for one year and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Individuals --U.S." then "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2014, the year-to-date unannualized return for Class A shares was -0.81%.

                                   [CHART]

 04      05      06      07      08      09      10      11       12       13
----    ----    ----    ----    ----    ----    ----    -----   ------   ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a    6.71%   -0.91%   -0.70%



During the period shown in the bar chart, the Strategy's:


BEST QUARTER WAS UP 3.22%, 3RD QUARTER, 2011; AND WORST QUARTER WAS DOWN -1.09%, 2ND QUARTER, 2013.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)



                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -4.90%   0.81%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -5.47%   1.01%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -2.44%   0.63%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -2.30%   0.18%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -0.38%   0.80%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -0.83%   0.32%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -0.57%   0.57%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -0.33%   0.80%
---------------------------------------------------------------------------------------------
Bank of America ML 3-Month U.S. T-Bill Index
(reflects no deduction for fees, expenses, or taxes)                         0.07%   0.10%
---------------------------------------------------------------------------------------------


*  Inception date for all Classes is 08/03/10.

** After-tax returns:

   -Are shown for Class A shares only and will vary for Class C and Advisor
    Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Yun Chen            Since 2010      Vice President of the Adviser
Vadim Zlotnikov     Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF STRATEGY SHARES

PURCHASE MINIMUMS


                                                                      INITIAL               SUBSEQUENT
------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs       $2,500                  $50
------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         No minimum                $50
                                                                                 If initial minimum investment is
                                                                                   less than $2,500, then $200
                                                                                  monthly until account balance
                                                                                          reaches $2,500
------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or           None                   None
through other limited arrangements)
------------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K and Class I shares are available at NAV,      None                   None
without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy.
------------------------------------------------------------------------------------------------------------------


You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION


The Strategy may pay income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.


     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


If you purchase shares of the Strategy through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE STRATEGY'S RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the investment practices and related risks of the Strategy. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Strategy's investment practices and additional information about the Strategy's risks and investments can be found in the Strategy's SAI.


DERIVATIVES

The Strategy may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives--options, futures, forwards and swaps, which are described below. Derivatives include listed and cleared transactions where the Strategy's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" transactions where the Strategy's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.


The Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out an unfavorable position; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Strategy's investment (in some cases, the potential loss is unlimited).

The Strategy's investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.



.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Strategy may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

.. OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The
   Strategy's investments in options include the following:

 - Options on Securities. The Strategy may purchase or write a put or call option on securities. The Strategy will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Strategy does not exercise an option, the premium it paid for the option will be lost. The Strategy may write covered options, which means writing an option for securities the Strategy owns, and uncovered options. The Strategy may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Strategy may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, the Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, the Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

   The Strategy may purchase or write privately negotiated options on securities and will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.


 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Strategy may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price, in the case of a call option, or at a lower strike price, in the case of a put option. The maximum profit from this strategy would result, for the call options, from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Strategy has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. The Strategy posts initial and variation margin to support its obligations under cleared swaps by making payments to its clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Strategy's investments in swap transactions include the following:

 - Variance and Correlation Swaps. The Strategy may enter into variance or correlation swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

 - Total Return Swaps. The Strategy may enter into total return swaps in order to take a long or short position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when the Strategy enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Strategy will receive or make a payment to the counterparty.


DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES

The Strategy may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary

Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Strategy to protect against anticipated changes in interest rates and prices.


ILLIQUID SECURITIES

Under current Securities and Exchange Commission ("SEC") guidelines, the Strategy limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Strategy has valued the securities. If the Strategy invests in illiquid securities, it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

The Strategy may invest, sometimes significantly, in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. The Strategy will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount or premium to their NAV.

The Strategy may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Strategy acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. The Strategy intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.


LOANS OF PORTFOLIO SECURITIES

For purposes of achieving income, the Strategy may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Strategy's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Strategy will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate" or fee paid by the borrower to the Strategy in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

The Strategy will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distributions from the securities. The Strategy will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

The Strategy will invest cash collateral in a money market fund approved by the Strategy's Board of Directors (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Strategy's risk. The Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.


A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

PREFERRED STOCK

The Strategy may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.


REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS

The Strategy may enter into repurchase agreements in which the Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.


RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES

The Strategy expects to sell securities short as a regular part of its overall portfolio management. A short sale involves the sale of a security that the Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale. When the Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a short-term capital gain. Although the Strategy's gain is limited to the price at which it sold the security short, its potential loss may be unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

The Strategy may not always be able to close out a short position at a particular time or at an acceptable price. In addition, the Strategy may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. Furthermore, if other short sellers of the same security want to close out their positions at the same time, a "short squeeze" can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Strategy will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Strategy will lose some or all of the potential profit from, or incur a loss on, the short sale.

Taking short positions in securities results in a form of leverage, although the Strategy does not expect to use short sales for leverage. See discussion of "Borrowing and Leverage" below.

STANDBY COMMITMENT AGREEMENTS

Standby commitment agreements are similar to put options that commit the Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Strategy is paid a commitment fee, regardless of whether the security ultimately is issued. The Strategy will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Strategy and unavailable on a firm commitment basis. There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.


STRUCTURED PRODUCTS

The Strategy may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes the Strategy to the credit risk of the structured product.


Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.


Investing in structured products includes the risk that adverse changes in the reference indicator may result in losses to the portfolio and the risk that the issuer of the structured product may be unwilling or unable to honor its obligations to the Strategy.


ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investment in the Strategy involves the special risk considerations described below.


BORROWING AND LEVERAGE

The Strategy may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by the Strategy result in leveraging of the Strategy's shares.

The Strategy may also use leverage for investment transactions by entering into derivatives or other transactions. This means that the Strategy uses cash made available during the term of these transactions to make investments in other equity securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of the Strategy's shares and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Strategy is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize a higher current net investment income than if the Strategy were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Strategy's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if the Strategy's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments in adverse circumstances, thereby potentially significantly reducing its NAV.


FUTURE DEVELOPMENTS

The Strategy may take advantage of other investment practices that are not currently contemplated for use by the Strategy, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.


CHANGES IN INVESTMENT OBJECTIVE AND POLICIES

The Strategy is a series of ALLIANCEBERNSTEIN CAP FUND, INC. The Board may change the Strategy's investment objective without shareholder approval. The Strategy will provide shareholders with 60 days' prior written notice of any change to the Strategy's investment objective. Unless otherwise noted, all other investment policies of the Strategy may be changed without shareholder approval.


TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Strategy may hold all or a substantial portion of its assets in investments such as money market securities or other short-term securities or other cash equivalents. While the Strategy is investing for temporary defensive purposes, it may not meet its investment objective.


PORTFOLIO HOLDINGS

A description of the Strategy's policies and procedures with respect to the disclosure of the Strategy's portfolio securities is available in the Strategy's SAI.

INVESTING IN THE STRATEGY
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Strategy that are offered in this Prospectus. The Strategy offers six classes of shares through this Prospectus.

The Strategy's NAV is disclosed daily on the Strategy's website or through the investor's online account information at AllianceBernstein.com and/or by calling (800) 221-5672.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES

The purchase of the Strategy's shares is priced at the next determined NAV after your order is received in proper form.


CLASS A AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS

You may purchase the Strategy's Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategy's principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.


PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class C shares               $1,000,000

OTHER PURCHASE INFORMATION

Your broker or financial advisor must receive your purchase request by the Strategy Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Strategy shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Strategy Closing Time to receive that day's public offering price. Call (800) 221-5672 to arrange a transfer from your bank account.

The Strategy is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Strategy's distributor, the Strategy will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.


TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

.. SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and


.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

The Strategy's SAI has more detailed information about who may purchase and hold Advisor Class shares.


CLASS A, CLASS R, CLASS K AND CLASS I SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy ("group retirement plans").

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Strategy.


Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Strategy.


Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

REQUIRED INFORMATION

The Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number. The Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If the Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potentially criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.


GENERAL

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Strategy shares, including minimum requirements greater than those described above and maximum investment requirements. The Strategy is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. The Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from the Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Strategy's fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of the Strategy's shares is up to:



               DISTRIBUTION AND/OR SERVICE
                 (RULE 12b-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.25%*
Class C                   1.00%
Advisor Class             None
Class R                   0.50%
Class K                   0.25%
Class I                   None



*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of the Strategy is .30% of the aggregate average daily net assets. The Board currently limits the payments to .25%.

Because these fees are paid out of the Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.


SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS or QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.


CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES.
The Strategy may sell its Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:


- persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

- plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs; or


- certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell the Strategy's shares, and employees of the Adviser.

Please see the Strategy's SAI for more information about purchases of Class A shares without sales charges.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Strategy. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.


Class C shares do not convert to any other class of shares of the Strategy.


                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K AND CLASS I SHARES.
These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO THE STRATEGY OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.


Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund Investors--U.S." then "Investor Resources--Understanding Sales Charges").

RIGHTS OF ACCUMULATION

To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in the Strategy with the higher of cost or NAV of existing investments in the Strategy, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.


COMBINED PURCHASE PRIVILEGES

A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of the Strategy into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of the Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:


.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.

LETTER OF INTENT

An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Strategy offers a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Strategy or any other AllianceBernstein Mutual Fund within 13 months. The Strategy will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Strategy will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.


REQUIRED SHAREHOLDER INFORMATION AND RECORDS

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Strategy or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Strategy or a financial intermediary; and


.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS

The Strategy will waive the CDSCs on redemptions of shares in the following circumstances, among others:


..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS

DIVIDEND REINVESTMENT PROGRAM

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of the Strategy. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Strategy. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Strategy may reinvest your distribution check (and future checks) in additional shares of the Strategy if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.


DIVIDEND DIRECTION PLAN

A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by the Strategy, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).


AUTOMATIC INVESTMENT PROGRAM

The Automatic Investment Program allows investors to purchase shares of the Strategy through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN

The Strategy offers a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Strategy account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.


CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

.. whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.


A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Strategy's SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Strategy. The Strategy is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.


YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF STRATEGY SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Strategy. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategy. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategy may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.


                       WHAT IS A FINANCIAL INTERMEDIARY?

  A financial intermediary is a firm that receives compensation for selling shares of the Strategy offered in this Prospectus and/or provides services to the Strategy's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.


All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class C shares in an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.


  Your financial advisor's firm receives compensation from the Strategy, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:


  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder record-keeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2014, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $21 million. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


The Strategy and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategy--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategy--Annual Strategy Operating Expenses" above in the Summary Information at the beginning of this Prospectus.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.


  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE STRATEGY, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.


As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.


  Commonwealth Financial Network
  Donegal Securities

  JP Morgan Securities

  LPL Financial
  Merrill Lynch
  Morgan Stanley


  Northwestern Mutual Investment Services

  PNC Investments

  Raymond James
  RBC Wealth Management
  Robert W. Baird

  Santander Securities

  UBS Financial Services

  US Bancorp Investments

  Wells Fargo Advisors


Although the Strategy may use brokers and dealers that sell shares of the Strategy to effect portfolio transactions, the Strategy does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES
You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares or, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary, or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Strategy Closing Time on that day. The Strategy may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to the Strategy) on any day the Exchange is open, either directly or through your financial intermediary, or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.


SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN

Your financial intermediary or plan recordkeeper must receive your sales request by the Strategy Closing Time and submit it to the Strategy by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE STRATEGY
BY MAIL:

.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Strategy
   Closing Time for you to receive that day's NAV, less any applicable CDSC.


.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Strategy nor the Adviser, ABIS, ABI or other Strategy agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.


..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Strategy account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategy will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. The Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Strategy will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Strategy to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Strategy may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs and realization of taxable capital gains.

A shareholder engaging in a short-term trading strategy may also target the Strategy irrespective of its investments in securities of foreign issuers. If the Strategy invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Strategy may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Strategy should be made for investment purposes only. The Strategy seeks to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below, subject to the Strategy's ability to monitor purchase, sale and exchange activity. The Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Strategy, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategy may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Strategy shares, the Strategy may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Strategy will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Strategy, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Strategy applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Strategy has entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategy, upon the request of the Strategy or its agents, with individual account level information about their transactions. If the Strategy detects excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategy to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategy may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGY VALUES ITS SHARES
The Strategy's NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.


The Strategy values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Strategy uses fair value pricing, it may take into account any factors it deems appropriate. The Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above. More information about the valuation of the Strategy's assets is available in the Strategy's SAI.

MANAGEMENT OF THE STRATEGY

--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Strategy's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2014 totaling approximately $473 billion (of which approximately $95 billion represented assets of investment companies). As of September 30, 2014, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 26 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 123 separate investment portfolios, had as of September 30, 2014, approximately 2.8 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Strategy. For these advisory services, the Strategy paid the Adviser, during its fiscal year ended July 31, 2014, a percentage of net assets as follows:



                                        FEE AS A PERCENTAGE OF
FUND                                     AVERAGE NET ASSETS*
--------------------------------------------------------------
AllianceBernstein Market Neutral--U.S.            0%



*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategy" in the Summary Information at the beginning of this Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of the Strategy's investment advisory agreement is available in the Strategy's annual report to shareholders for the fiscal year ended July 31, 2014.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategy. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategy. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Strategy. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategy. When two or more of the clients of the Adviser (including the Strategy) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the Strategy's portfolio are made by the Adviser's Market Neutral Investment Team. The Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategy's investments.

The following table lists the senior members of the Investment Team with the responsibility for day-to-day management of the Strategy's portfolio, the year that each person assumed joint and primary responsibility for the Strategy, and each person's principal occupation during the past five years:



                                                PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Yun Chen; since 2010; Senior Vice         Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2009,
                                          and Senior Quantitative Analyst. Prior
                                          thereto, he worked in various areas of
                                          quantitative investments at Goldman
                                          Sachs Asset Management with which
                                          he had been associated since prior to
                                          2009.

Vadim Zlotnikov; since 2010; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated
                                          since prior to 2009. He is also Co-Head
                                          of Multi-Asset Solutions, Chief
                                          Investment Officer of Systematic and
                                          Index Strategies and Chief Market
                                          Strategist of the Adviser.



The Strategy's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Strategy.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans also may hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategy often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategy, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategy, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense table under

"Fees and Expenses of the Strategy". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans. Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Income dividends and capital gains distributions, if any, declared by the Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Strategy.

While it is the intention of the Strategy to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Strategy will pay any dividends or realize any capital gains. The final determination of the amount of the Strategy's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Strategy, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Strategy owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to the Strategy's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by the Strategy as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Strategy. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by the Strategy are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Strategy will notify you as to how much of the Strategy's distributions, if any, qualify for these reduced tax rates.



Investment income received by the Strategy from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Strategy to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Strategy's assets to be invested within various countries is not known.

Under certain circumstances, if the Strategy realizes losses after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Strategy. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before the Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, the Strategy will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.


NON-U.S. SHAREHOLDERS

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Strategy's SAI for information on how you will be taxed as a result of holding shares in the Strategy.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, the Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategy reserves the right to close an account that has remained below $1,000 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the Strategy's financial performance for the past year and the fiscal periods since the Strategy's inception. Certain information reflects financial results for a single share of a class of the Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information for all fiscal periods has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Strategy. The report of the independent accounting firm, along with the Strategy's financial statements, are included in the Strategy's annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                                        CLASS A
                                                                                                     AUGUST 3,
                                                                                                     2010(a) TO
                                                                            YEAR ENDED JULY 31,       JULY 31,
                                                                          2014      2013     2012       2011
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.04     $10.27   $10.07      $10.00
                                                                       ------     ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                (.30)      (.12)    (.15)       (.10)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .13       (.07)     .36         .17
                                                                       ------     ------   ------      ------
Net increase (decrease) in net asset value from operations               (.17)      (.19)     .21         .07
                                                                       ------     ------   ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.04)     - 0 -      .00(d)    - 0 -
Distributions from net realized gain on investment transactions          (.18)      (.04)    (.01)      - 0 -
                                                                       ------     ------   ------      ------
Total dividends and distributions                                        (.22)      (.04)    (.01)      - 0 -
                                                                       ------     ------   ------      ------
Net asset value, end of period                                         $ 9.65     $10.04   $10.27      $10.07
                                                                       ======     ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                     (1.76)%    (1.90)%   2.07%        .70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  601     $  888   $2,715      $   51
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                              3.06%      3.61%    3.24%       2.87%^+
 Expenses, before waivers/reimbursements(f)                             26.87%      9.25%    9.05%      59.34%^+
 Net investment loss(c)                                                 (2.95)%    (1.10)%  (1.35)%     (1.12)%^+
Portfolio turnover rate (excluding securities sold short)                  33%(g)    171%     192%        172%
Portfolio turnover rate (including securities sold short)                 668%(g)    200%     212%        216%
-----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                                        CLASS C
                                                                                                    AUGUST 3,
                                                                                                    2010(a) TO
                                                                           YEAR ENDED JULY 31,       JULY 31,
                                                                          2014      2013     2012      2011
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.85     $10.14   $10.01     $10.00
                                                                       ------     ------   ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                (.32)      (.21)    (.20)      (.16)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .09       (.04)     .34        .17
                                                                       ------     ------   ------     ------
Net increase (decrease) in net asset value from operations               (.23)      (.25)     .14        .01
                                                                       ------     ------   ------     ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions          (.18)      (.04)    (.01)     - 0 -
                                                                       ------     ------   ------     ------
Net asset value, end of period                                         $ 9.44     $ 9.85   $10.14     $10.01
                                                                       ======     ======   ======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                     (2.42)%    (2.51)%   1.37%       .10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  160     $  379   $  617     $   22
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                              3.36%      4.39%    3.87%      3.62%^+
 Expenses, before waivers/reimbursements(f)                             27.39%     10.11%   13.19%     57.90%^+
 Net investment loss(c)                                                 (3.23)%    (2.05)%  (2.06)%    (1.71)%^+
Portfolio turnover rate (excluding securities sold short)                  33%(g)    171%     192%       172%
Portfolio turnover rate (including securities sold short)                 668%(g)    200%     212%       216%
----------------------------------------------------------------------------------------------------------------


See footnotes on pages 30-31.

----------------------------------------------------------------------------------------------------------------
                                                                                     ADVISOR CLASS
                                                                                                    AUGUST 3,
                                                                                                    2010(a) TO
                                                                           YEAR ENDED JULY 31,       JULY 31,
                                                                          2014      2013     2012      2011
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.15     $10.34   $10.10     $10.00
                                                                       ------     ------   ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                (.23)      (.11)    (.12)      (.07)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .09       (.04)     .37        .17
                                                                       ------     ------   ------     ------
Net increase (decrease) in net asset value from operations               (.14)      (.15)     .25        .10
                                                                       ------     ------   ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.07)     - 0 -    - 0 -      - 0 -
Distributions from net realized gain on investment transactions          (.18)      (.04)    (.01)     - 0 -
                                                                       ------     ------   ------     ------
Total dividends and distributions                                        (.25)      (.04)    (.01)     - 0 -
                                                                       ------     ------   ------     ------
Net asset value, end of period                                         $ 9.76     $10.15   $10.34     $10.10
                                                                       ======     ======   ======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                     (1.42)%    (1.50)%   2.45%      1.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,010     $1,385   $  757     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                              2.36%      3.42%    2.95%      2.60%^+
 Expenses, before waivers/reimbursements(f)                             26.76%      9.01%    9.44%     56.90%^+
 Net investment loss(c)                                                 (2.25)%    (1.08)%  (1.11)%     (.74)%^+
Portfolio turnover rate (excluding securities sold short)                  33%(g)    171%     192%       172%
Portfolio turnover rate (including securities sold short)                 668%(g)    200%     212%       216%
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                                        CLASS R
                                                                                                    AUGUST 3,
                                                                                                    2010(a) TO
                                                                           YEAR ENDED JULY 31,       JULY 31,
                                                                          2014      2013     2012      2011
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.00     $10.24   $10.05     $10.00
                                                                       ------     ------   ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                (.26)      (.17)    (.16)      (.12)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .08       (.03)     .36        .17
                                                                       ------     ------   ------     ------
Net increase (decrease) in net asset value from operations               (.18)      (.20)     .20        .05
                                                                       ------     ------   ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.10)     - 0 -    - 0 -      - 0 -
Distributions from net realized gain on investment transactions          (.18)      (.04)    (.01)     - 0 -
                                                                       ------     ------   ------     ------
Total dividends and distributions                                        (.28)      (.04)    (.01)     - 0 -
                                                                       ------     ------   ------     ------
Net asset value, end of period                                         $ 9.54     $10.00   $10.24     $10.05
                                                                       ======     ======   ======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                     (1.91)%    (2.00)%   1.96%       .50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $   10     $   10   $   10     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                              2.72%      3.86%    3.42%      3.10%^+
 Expenses, before waivers/reimbursements(f)                             26.72%      9.00%   11.08%     29.74%^+
 Net investment loss(c)                                                 (2.61)%    (1.63)%  (1.57)%    (1.24)%^+
Portfolio turnover rate (excluding securities sold short)                  33%(g)    171%     192%       172%
Portfolio turnover rate (including securities sold short)                 668%(g)    200%     212%       216%
----------------------------------------------------------------------------------------------------------------


See footnotes on pages 30-31.

--------------------------------------------------------------------------------

                                                                                        CLASS K
                                                                                                    AUGUST 3,
                                                                                                    2010(a) TO
                                                                           YEAR ENDED JULY 31,       JULY 31,
                                                                          2014      2013     2012      2011
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.08     $10.30   $10.08     $10.00
                                                                       ------     ------   ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                (.23)      (.14)    (.13)      (.10)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .06       (.04)     .36        .18
                                                                       ------     ------   ------     ------
Net increase (decrease) in net asset value from operations               (.17)      (.18)     .23        .08
                                                                       ------     ------   ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.11)     - 0 -    - 0 -      - 0 -
Distributions from net realized gain on investment transactions          (.18)      (.04)    (.01)     - 0 -
                                                                       ------     ------   ------     ------
Total dividends and distributions                                        (.29)      (.04)    (.01)     - 0 -
                                                                       ------     ------   ------     ------
Net asset value, end of period                                         $ 9.62     $10.08   $10.30     $10.08
                                                                       ======     ======   ======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                     (1.64)%    (1.79)%   2.25%       .80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  133     $  110   $   85     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                              2.41%      3.60%    3.25%      2.85%^+
 Expenses, before waivers/reimbursements(f)                             26.78%      8.76%   10.96%     29.47%^+
 Net investment loss(c)                                                 (2.31)%    (1.41)%  (1.29)%     (.99)%^+
Portfolio turnover rate (excluding securities sold short)                  33%(g)    171%     192%       172%
Portfolio turnover rate (including securities sold short)                 668%(g)    200%     212%       216%
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                        CLASS I
                                                                                                     AUGUST 3,
                                                                                                     2010(a) TO
                                                                            YEAR ENDED JULY 31,       JULY 31,
                                                                          2014      2013     2012       2011
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.14     $10.34   $10.10      $10.00
                                                                       ------     ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                (.21)      (.12)    (.11)       (.07)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .08       (.04)     .36         .17
                                                                       ------     ------   ------      ------
Net increase (decrease) in net asset value from operations               (.13)      (.16)     .25         .10
                                                                       ------     ------   ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.15)     - 0 -      .00(d)    - 0 -
Distributions from net realized gain on investment transactions          (.18)      (.04)    (.01)      - 0 -
                                                                       ------     ------   ------      ------
Total dividends and distributions                                        (.33)      (.04)    (.01)      - 0 -
                                                                       ------     ------   ------      ------
Net asset value, end of period                                         $ 9.68     $10.14   $10.34      $10.10
                                                                       ======     ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                     (1.39)%    (1.59)%   2.51%       1.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,888     $1,978   $2,017      $1,971
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                              2.21%      3.35%    2.93%       2.60%^+
 Expenses, before waivers/reimbursements(f)                             26.16%      8.45%   10.53%      29.19%^+
 Net investment loss(c)                                                 (2.11)%    (1.12)%  (1.07)%      (.74)%^+
Portfolio turnover rate (excluding securities sold short)                  33%(g)    171%     192%        172%
Portfolio turnover rate (including securities sold short)                 668%(g)    200%     212%        216%
-----------------------------------------------------------------------------------------------------------------


(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)The expense ratios presented below exclude expenses on securities sold short:



-----------------------------------------------------------------------------------------------------
                                                                                           AUGUST 3,
                                                                                           2010(a) TO
                                                                       YEAR ENDED JULY 31,  JULY 31,
                                                                        2014  2013   2012     2011
-----------------------------------------------------------------------------------------------------
MARKET NEUTRAL STRATEGY--U.S.
CLASS A
 Net of waivers/reimbursements                                          1.55% 1.55%  1.55%    1.55%^+
 Before waivers/reimbursements                                         25.37% 7.20%  7.36%   58.02%^+
CLASS C
 Net of waivers/reimbursements                                          2.25% 2.25%  2.25%    2.25%^+
 Before waivers/reimbursements                                         26.28% 7.97% 11.57%   56.53%^+
ADVISOR CLASS
 Net of waivers/reimbursements                                          1.25% 1.25%  1.25%    1.25%^+
 Before waivers/reimbursements                                         25.65% 6.83%  7.74%   55.54%^+
CLASS R
 Net of waivers/reimbursements                                          1.75% 1.75%  1.75%    1.75%^+
 Before waivers/reimbursements                                         25.75% 6.89%  9.40%   28.39%^+
CLASS K
 Net of waivers/reimbursements                                          1.50% 1.50%  1.50%    1.50%^+
 Before waivers/reimbursements                                         25.87% 6.66%  9.21%   28.11%^+
CLASS I
 Net of waivers/reimbursements                                          1.25% 1.25%  1.25%    1.25%^+
 Before waivers/reimbursements                                         25.21% 6.35%  8.85%   27.84%^+
-----------------------------------------------------------------------------------------------------



(g)The Strategy achieved its long and short exposures during the reporting period, principally through the use of derivatives, which are not accounted for when calculating portfolio turnover rates. In past reporting periods, long and short exposures were achieved, in significant part, by holding securities and through the use of securities sold short.

 ^ Annualized.

 + The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


A settlement agreement between the Adviser and the New York State Attorney General requires the Strategy to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategy" in the Summary Information at the beginning of this Prospectus, about the effect of the Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Strategy is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Investor Resources--Calculators--Mutual Funds--Hypothetical Fee and Expense Calculator" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $   727.62   $9,751.13
   2              9,751.13      487.56    10,238.69    2,746.02    7,492.67
   3              7,492.67      374.63     7,867.30    2,110.01    5,757.29
   4              5,757.29      287.86     6,045.15    1,621.31    4,423.84
   5              4,423.84      221.19     4,645.03    1,245.80    3,399.23
   6              3,399.23      169.96     3,569.19      957.26    2,611.93
   7              2,611.93      130.60     2,742.53      735.55    2,006.98
   8              2,006.98      100.35     2,107.33      565.19    1,542.14
   9              1,542.14       77.11     1,619.25      434.28    1,184.97
   10             1,184.97       59.25     1,244.22      333.70      910.52
   --------------------------------------------------------------------------
   Cumulative                $2,387.26               $11,476.74


* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategy" before waiver in the Summary Information at the beginning of this Prospectus.

For more information about the Strategy, the following documents are available upon request:


..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Strategy's annual and semi-annual reports to shareholders contain additional information on the Strategy's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Strategy's performance during its last fiscal year.


..  STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Strategy has an SAI, which contains more detailed information about the Strategy, including its operations and investment policies. The Strategy's SAI and the independent registered public accounting firm's report and financial statements in the Strategy's annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategy, by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.


..  Reports and other information about the Strategy are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Strategy on the Internet at: www.AllianceBernstein.com.


AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-01716

                                                                  PRO-0127-1014


                                    [GRAPHIC]

    [LOGO]
      AB
ALLIANCEBERNSTEIN


                   ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGY


               -AllianceBernstein Market Neutral Strategy - U.S.
                (Class A-AMUAX; Class C-AMCUX; Advisor Class-AMUYX; Class R-AMURX; Class K-AMUKX; Class I-AMUIX)

--------------------------------------------------------------------------------

                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                           Toll Free: (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                October 31, 2014


--------------------------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated October 31, 2014, for the AllianceBernstein(R) Market
Neutral Strategy - U.S. (the "Strategy") of AllianceBernstein Cap Fund, Inc. (the "Fund") that offers Class A, Class C, Class R, Class K, Class I and Advisor Class shares of the Strategy (the "Prospectus"). Financial Statements for the year ended July 31, 2014 are included in the Strategy's annual report to shareholders and are incorporated in this SAI by reference. Copies of the Prospectus and the Strategy's annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----


INFORMATION ABOUT THE STRATEGY AND ITS INVESTMENTS.............................1
INVESTMENT RESTRICTIONS.......................................................21
MANAGEMENT OF THE STRATEGY....................................................22
EXPENSES OF THE STRATEGY......................................................43
PURCHASE OF SHARES............................................................49
REDEMPTION AND REPURCHASE OF SHARES...........................................71
SHAREHOLDER SERVICES..........................................................73
NET ASSET VALUE...............................................................76
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................80
PORTFOLIO TRANSACTIONS........................................................87
GENERAL INFORMATION...........................................................92
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM.............................................................97
APPENDIX A:  STATEMENT OF POLICIES AND  PROCEDURES FOR PROXY VOTING..........A-1


-------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------


               INFORMATION ABOUT THE STRATEGY AND ITS INVESTMENTS


--------------------------------------------------------------------------------


Introduction to the Strategy
----------------------------

            The Fund's shares are offered in separate series. U.S. Market Neutral Strategy is a series of the Fund, a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. Except as otherwise noted, the Strategy's investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Fund (the "Board" or the "Directors") without shareholder approval. However, the Strategy will not change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Strategy will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Strategy's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Strategy's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.


Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Strategy's investment policies and practices supplements the information set forth in the Prospectus.

Convertible Securities
----------------------


            Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange ratio into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock.


            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts and Securities of Supranational Entities
------------------------------------------------------------

            The Strategy may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

            A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Derivatives
-----------

            The Strategy may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives--options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used are described below. Derivatives include listed and cleared transactions where the Strategy's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" ("OTC") transactions, where the Strategy's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).


            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.


            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Strategy's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Strategy's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by the Strategy as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, the Strategy considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of the Strategy's counterparty to perform its obligations under the transaction. If the counterparty defaults, the Strategy will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Strategy could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Strategy. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose the Strategy to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

            New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. The Strategy will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict the Strategy's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which the Strategy invests and its ability to execute its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Strategy. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Strategy's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Strategy's investment objective.

            Other. The Strategy may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator, or CPO. Under such rules, registered investment companies are subject to additional registration and reporting requirements. The trading exemption in Rule 4.5 is not available to the Strategy and AllianceBernstein L.P., the Strategy's investment adviser (the "Adviser") has registered as a CPO with respect to the Strategy. This registration subjects the Strategy to certain registration and reporting requirements but, under rules recently adopted by the CFTC, compliance with Securities and Exchange Commission ("SEC") disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.

Use of Options, Futures, Forwards and Swaps by the Strategy
-----------------------------------------------------------


            --Options on Securities. The Strategy may write and purchase call and put options on securities. In purchasing an option on securities, the Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, the Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.


            The Strategy may write a put or call option in return for a premium, which is retained by the Strategy whether or not the option is exercised. The Strategy may write covered options or uncovered options. A call option written by the Strategy is "covered" if the Strategy owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by the Strategy is covered if the Strategy holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if the Strategy wrote a naked call option and the price of the underlying security increased, the Strategy would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.


            The Strategy may also purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future. If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Strategy upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.

            The Strategy may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            The Strategy may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            The Strategy may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, the Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            The Strategy will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Strategy to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            The Strategy may write (sell) call and put options and purchase call and put options on securities indices. If the Strategy purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Strategy's security holdings.

            The Strategy may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Strategy has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Strategy has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Strategy could experience a substantial loss.

            The purchase of call options on securities indices may be used by the Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

            -- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Strategy may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Strategy has the risk of losing the entire amount paid for the call or put options.


            --Futures Contracts and Options on Futures Contracts. Futures contracts that the Strategy may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. The Strategy may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Strategy's current or intended investments in fixed-income securities. For example, if the Strategy owned long-term bonds and interest rates were expected to increase, the Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Strategy's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Strategy to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of the Strategy from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Strategy's cash reserves could then be used to buy long-term bonds on the cash market.


            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect the Strategy's current or intended investments from broad fluctuations in stock or bond prices. For example, the Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Strategy will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Strategy's portfolio. If the futures price at expiration of the option is below the exercise price, the Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase. If a put or call option the Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Strategy's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The Strategy may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Strategy could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Strategy will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Strategy could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities which the Strategy intends to purchase may be less expensive.


            --Total Return Swaps. The Strategy may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment or make a payment to the counterparty.

            - Variance and Correlation Swaps. The Strategy may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.


Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------


            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). The use of forward commitments enables the Strategy to protect against anticipated changes in exchange rates, interest rates and/or prices. When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Strategy assumes the rights and risks of ownership of the security, and the Strategy does not pay for the securities until they are received. If the Strategy is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Strategy's volatility of returns.



            When-issued securities and forward commitments may be sold prior to the settlement date. If the Strategy chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Strategy assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Strategy's NAV.

            At the time the Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Strategy may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Strategy's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Strategy may be adversely affected.

Illiquid Securities
-------------------

            The Strategy will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Strategy's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Strategy OTC and the cover for options written by the Strategy OTC, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.


            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities ("Rule 144A Securities") to qualified institutional buyers. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of the Strategy's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Strategy, however, could affect adversely the marketability of such portfolio securities and the Strategy might be unable to dispose of such securities promptly or at reasonable prices.


            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in the Strategy that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investments in Exchange-Traded Funds and Other Investment Companies
-------------------------------------------------------------------

            The Strategy may invest, sometimes significantly, in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules or regulations, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which the Strategy invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Strategy invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            The Strategy may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Strategy acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. The Strategy intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------

            The Strategy may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

            In determining whether to lend securities to a particular borrower, the Adviser (subject to the oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Strategy will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Strategy in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            The Strategy will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distribution from the securities.

            The Strategy will invest any cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            The Strategy will not have the right to vote any securities having voting rights during the existence of the loan. The Strategy will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Strategy lends its securities, its investment performance will continue to reflect the value of securities on loan.

Preferred Stock
---------------

            The Strategy may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which the Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Strategy monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Strategy to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Strategy to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Strategy.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Strategy would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Strategy may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Strategy's rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Strategy enters into repurchase agreement transactions.

            The Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Strategy has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.


Rights and Warrants
-------------------

            The Strategy may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Strategy's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------


            The Strategy expects to sell securities short as a regular part of its portfolio management. A short sale is effected by selling a security that the Strategy does not own, or if the Strategy does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Strategy contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the securities sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a capital gain. Although the Strategy's gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of equity securities of the security sold short to increase. Short sales may be used in some cases by the Strategy to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Strategy.


Standby Commitment Agreements
-----------------------------

            The Strategy may from time to time enter into standby commitment agreements. Such agreements commit the Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Strategy is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Strategy has committed to purchase. The fee is payable whether or not the security is ultimately issued.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Strategy's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            The Strategy may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for the Strategy than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes the Strategy to the credit risk of the issuer of the structured product.

            -Structured Notes and Indexed Securities: The Strategy may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            -Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Strategy economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Strategy might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. The Strategy may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by the Strategy result in leveraging of the Strategy's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Strategy's investment objective and policies. The Strategy also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and forward contracts. This means that the Strategy will use the cash proceeds made available during the terms of these transactions to make investments in other securities.


            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of the Strategy's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Strategy is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize a higher net return than if the Strategy were not leveraged. However, to the extent that the interest expense on borrowings, or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Strategy's use of leverage would result in a lower rate of return than if the Strategy were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Strategy were not leveraged. In an extreme case, if the Strategy's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments, thereby reducing the NAV of the Strategy's shares.


            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose the Strategy to potential losses that, in some cases, may exceed the amount originally invested by the Strategy. When the Strategy engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Strategy's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Strategy's investment restriction concerning senior securities. The segregation of assets is intended to enable the Strategy to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Strategy's exposure to loss.


            Risks of Investments in Foreign Securities. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Strategy will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.



--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of the Strategy's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Strategy represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Strategy, whichever is less.

            As a matter of fundamental policy, the Strategy may not:

                   (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

                   (b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

                   (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

                   (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Strategy from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

                   (e) purchase or sell commodities except to the extent that the Strategy may do so in accordance with applicable law and the Strategy's Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act; or

                   (f) act as an underwriter of securities, except that the Strategy may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, the Strategy is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Strategy's assets consist of:

            o     Cash or cash items;
            o     Government securities;
            o     Securities of other investment companies; and
            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Strategy.

Non-Fundamental Investment Policy
---------------------------------

            The following is a description of an operating policy that the Strategy has adopted but that is not fundamental and is subject to change without shareholder approval.

            The Strategy may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Strategy may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategy may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                           MANAGEMENT OF THE STRATEGY

--------------------------------------------------------------------------------

Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategy under the supervision of the Board (see "Management of the Strategy" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2014, totaling approximately $473 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2014, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                AXA and its subsidiaries                       62.9%
                AllianceBernstein Holding L.P.                 35.7
                Unaffiliated holders                            1.4
                                                     ---------------------
                                                             100.0%
                                                     =====================

            As of September 30, 2014, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the Exchange under the ticker symbol "AB".

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.5% economic interest in the Adviser as of September 30, 2014.


Advisory Agreement and Expenses
-------------------------------

            The Adviser serves as investment manager and adviser to the Strategy and continuously furnishes an investment program for the Strategy and manages, supervises and conducts the affairs of the Strategy, subject to oversight of the Board.

            Under the Strategy's Advisory Agreement, the Adviser provides advice and recommendations with respect to the Strategy's portfolio of securities and investments, and provides persons satisfactory to the Board to serve as the Strategy's officers. Such officers or employees may be employees of the Adviser or the affiliates.

            The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Strategy, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Strategy shares (other than the portion of the promotional expenses borne by the Strategy in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Strategy prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


            The Strategy has, under its Advisory Agreement, assumed the obligation for payment of certain of its other expenses, including any taxes levied against the Strategy, brokerage fees, commissions in connection with the purchase and sale of portfolio securities, leverage expenses and other extraordinary expenses. The Strategy may employ its own personnel to perform services other than those specifically provided to the Strategy by the Adviser. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Strategy at cost and the payments thereto specifically approved by the Board. The Adviser agreed to voluntarily waive such fees in the amount of $60,461 for the Strategy for the fiscal year ended July 31, 2014.

            The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Strategy's outstanding voting securities or by the Board, and in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons", as defined in the 1940 Act, of any such party at a meeting called for the purpose of voting on such matter. The continuance of the Advisory Agreement for the Strategy was most recently approved for an additional term by the Board, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at their meeting held on May 6-8, 2014.

            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the Strategy and by the vote of a majority of the Directors who are not interested persons of the Strategy or the Adviser. The Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party, by vote of a majority of the outstanding voting securities of the Strategy, by a vote of a majority of the Directors, or by the Adviser and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategy. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Strategy. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategy. When two or more of the Adviser's clients (including the Strategy) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

            Under the Advisory Agreement, the Strategy has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1.25% of the average daily net assets of the Strategy. For the fiscal years ended July 31, 2014, July 31, 2013 and July 31, 2012, the Adviser has received from the Strategy advisory fees of $55,323, $91,144 and $86,475, respectively. Under the expense limitation undertaking, $1,004,449, $400,881 and $451,577 was waived and/or reimbursed by the Adviser for the fiscal years ended July 31, 2014, July 31, 2013 and July 31, 2012, respectively. The Adviser has contractually agreed for the current fiscal year and thereafter as described below to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.55%, 2.25%, 1.75%, 1.50%, 1.25% and 1.25% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2015. The fee waiver and/or expense reimbursement agreement automatically extends each subsequent year unless the Adviser provides notice of its intent not to extend this agreement to the Strategy at least 60 days prior to the effective date of the Prospectus incorporating the Strategy's annual financial statements for a subsequent fiscal year.



ALL FUNDS


            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser:
AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and the AllianceBernstein Multi-Manager Alternative Fund, are referred to collectively below as the "AllianceBernstein Funds".


Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.


                                                                           PORTFOLIOS IN       OTHER PUBLIC COMPANY
                                                                           ALLIANCEBERNSTEIN   DIRECTORSHIPS
NAME, ADDRESS,* AGE                PRINCIPAL OCCUPATION(S)                 FUND COMPLEX        HELD BY
AND                                DURING PAST                             OVERSEEN BY         DIRECTOR IN THE
(YEAR ELECTED**)                   FIVE YEARS OR LONGER                    DIRECTOR            PAST FIVE YEARS
----------------                   --------------------                    --------            ---------------

INDEPENDENT DIRECTORS

Chairman of the Board

Marshall C. Turner, Jr.,#           Private Investor since prior to 2009.         103         Xilinx, Inc.
73                                  Former CEO of Dupont Photomasks, Inc.                     (programmable logic
(2010)                              (components of semi-conductor                             semi-conductors) and
                                    manufacturing), 2003-2006, and                            SunEdison, Inc.
                                    interim CEO 1999-2000.  He has                            (semi-conductor
                                    extensive operating and early-stage                       substrates, solar
                                    investment experience, including                          materials and solar
                                    prior service as general partner of                       power plants) since
                                    three institutional venture capital                       prior to 2009 until
                                    partnerships, and serves on the                           July 2014
                                    boards of three education and
                                    science-related non-profit
                                    organizations.  He has served as a
                                    director of one AllianceBernstein
                                    fund since 1992, and director or
                                    trustee of multiple AllianceBernstein
                                    funds since 2005.  He has been
                                    Chairman of the AllianceBernstein
                                    Funds since January 2014, and the
                                    Chairman of the Independent Directors
                                    Committees of such Funds since
                                    February 2014.

John H. Dobkin,#                    Independent Consultant since prior to         103         None
72                                  2009.  Formerly, President of Save
(2010)                              Venice, Inc. (preservation
                                    organization) from 2001-2002, Senior
                                    Advisor from June 1999-June 2000 and
                                    President of Historic Hudson Valley
                                    (historic preservation) from December
                                    1989-May 1999. Previously, Director
                                    of the National Academy of Design. He
                                    has served as a director or trustee
                                    of various AllianceBernstein Funds
                                    since 1992.

Michael J. Downey,#                 Private Investor since prior to 2009.         103         Asia Pacific Fund,
70                                  Formerly, managing partner of                             Inc. since prior to
(2010)                              Lexington Capital, LLC (investment                        2009, Prospect
                                    advisory firm) from December 1997                         Acquisition Corp.
                                    until December 2003. From 1987 until                      (financial services)
                                    1993, Chairman and CEO of Prudential                      from 2007 until 2009
                                    Mutual Fund Management, director of                       and The Merger Fund
                                    the Prudential mutual funds and                           since prior to 2009
                                    member of the Executive Committee of                      until 2013
                                    Prudential Securities Inc. He has
                                    served as a director or trustee of
                                    the AllianceBernstein Funds since
                                    2005 and is a director and Chairman
                                    of one other registered investment
                                    company.

William H. Foulk, Jr.,#             Investment Adviser and an Independent         103         None
82                                  Consultant since prior to 2009.
(2010)                              Previously, he was Senior Manager of
                                    Barrett Associates, Inc., a
                                    registered investment adviser.  He
                                    was formerly Deputy Comptroller and
                                    Chief Investment Officer of the State
                                    of New York and, prior thereto, Chief
                                    Investment Officer of the New York
                                    Bank for Savings. He has served as a
                                    director or trustee of various
                                    AllianceBernstein Funds since 1983,
                                    and was Chairman of the Independent
                                    Directors Committee of the
                                    AllianceBernstein Funds since 2003
                                    until early February 2014.  He served
                                    as Chairman of such Funds from 2003
                                    through December 2013.

D. James Guzy,#                     Chairman of the Board of SRC                  103         PLX Technology
78                                  Computers, Inc. (semi-conductors),                        (semi-conductors)
(2010)                              with which he has been associated                         since prior to 2009
                                    since prior to 2009. He served as                         until November 2013,
                                    Chairman of the Board of PLX                              and Cirrus Logic
                                    Technology (semi-conductors) since                        Corporation
                                    prior to 2009 until November 2013. He                     (semi-conductors)
                                    was a director of Intel Corporation                       since prior to 2009
                                    (semi-conductors) from 1969 until                         until July 2011
                                    2008, and served as Chairman of the
                                    Finance Committee of such company for
                                    several years until May 2008. He has
                                    served as a director or trustee of
                                    one or more of the AllianceBernstein
                                    Funds since 1982.

Nancy P. Jacklin,#                  Professorial Lecturer at the Johns            103         None
66                                  Hopkins School of Advanced
(2010)                              International Studies since 2008.
                                    Formerly, U.S. Executive Director of
                                    the International Monetary Fund
                                    (which is responsible for ensuring
                                    the stability of the international
                                    monetary system) (December 2002-May
                                    2006); Partner, Clifford Chance
                                    (1992-2002); Sector Counsel,
                                    International Banking and Finance,
                                    and Associate General Counsel,
                                    Citicorp (1985-1992); Assistant
                                    General Counsel (International),
                                    Federal Reserve Board of Governors
                                    (1982-1985); and Attorney Advisor,
                                    U.S. Department of the Treasury
                                    (1973-1982).  Member of the Bar of
                                    the District of Columbia and New
                                    York; and member of the Council on
                                    Foreign Relations.  She has served as
                                    a director or trustee of the
                                    AllianceBernstein Funds since 2006
                                    and has been Chairman of the
                                    Governance and Nominating Committees
                                    of the Funds since August 2014.

Garry L. Moody,#                    Independent Consultant. Formerly,             103         None
62                                  Partner, Deloitte & Touche LLP
(2010)                              (1995-2008) where he held a number of
                                    senior positions, including Vice
                                    Chairman, and U.S. and Global
                                    Investment Management Practice
                                    Managing Partner; President, Fidelity
                                    Accounting and Custody Services
                                    Company (1993-1995); and Partner,
                                    Ernst & Young LLP (1975-1993), where
                                    he served as the National Director of
                                    Mutual Fund Tax Services and Managing
                                    Partner of its Chicago Office Tax
                                    department. He is a member of both
                                    the Governing Council of the
                                    Independent Directors Council (IDC),
                                    an organization of independent
                                    directors of mutual funds, and the
                                    Trustee Advisory Board of BoardIQ, a
                                    biweekly publication focused on
                                    issues and news affecting directors
                                    of mutual funds. He has served as a
                                    director or trustee, and as Chairman
                                    of the Audit Committees, of the
                                    AllianceBernstein Funds since 2008.

Earl D. Weiner,#                    Of Counsel, and Partner prior to              103         None
75                                  January 2007, of the law firm
(2010)                              Sullivan & Cromwell LLP and member of
                                    ABA Federal Regulation of Securities
                                    Committee Task Force to draft
                                    editions of the Fund Director's
                                    Guidebook. He has served as a
                                    director or trustee of the
                                    AllianceBernstein Funds since 2007
                                    and served as Chairman of the
                                    Governance and Nominating Committees
                                    of the Funds from 2007 until August
                                    2014.

INTERESTED DIRECTOR

Robert M. Keith,+                   Senior Vice President of the Adviser          103         None
54                                  and the head of AllianceBernstein
(2010)                              Investments, Inc. ("ABI")++ since
                                    July 2008; Director of ABI and
                                    President of the AllianceBernstein
                                    Mutual Funds. Previously, he served
                                    as Executive Managing Director of ABI
                                    from December 2006 to June 2008.
                                    Prior to joining ABI in 2006,
                                    Executive Managing Director of
                                    Bernstein Global Wealth Management,
                                    and prior thereto, he was Senior
                                    Managing Director and Global Head of
                                    Client Service and Sales of the
                                    Adviser's institutional investment
                                    management business since 2004.
                                    Prior thereto, he was Managing
                                    Director and Head of North American
                                    Client Service and Sales in the
                                    Adviser's institutional investment
                                    management business with which he had
                                    been associated since prior to 2004.
----------------

*          The address for each of the Fund's Directors is c/o AllianceBernstein
           L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New
           York, NY 10105.

**         There is no stated term of office for the Fund's Directors.

#          Member of the Audit Committee, the Governance and Nominating
           Committee and the Independent Directors Committee.

+          Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

++         The Adviser and ABI are affiliates of the Strategy.

            The management of the business and affairs of the Strategy are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.


            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the Independent Directors Committee from 2003 until early February 2014, served as Chairman of the AllianceBernstein Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committee of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AllianceBernstein Funds since January 2014 and the Independent Directors Committee of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman of a number of them, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds since 2007. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Board is responsible for oversight of the Strategy. The Strategy has engaged the Adviser to manage the Strategy on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Strategy's other service providers in the operation of the Strategy in accordance with the Strategy's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board typically meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.


            An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Strategy, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Strategy is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Strategy resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Strategy; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.


            Risk oversight forms part of the Board's general oversight of the Strategy's investment program and operations and is addressed as part of various regular Board and committee activities. The Strategy's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Strategy's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Strategy's Senior Officer (who is also the Strategy's independent compliance officer), the Strategy's Chief Compliance Officer, its independent registered public accounting firm, and counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Strategy and the Adviser's risk management programs.


            Not all risks that may affect the Strategy can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Strategy or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Strategy's goals. As a result of the foregoing and other factors the Strategy's ability to manage risk is subject to substantial limitations.


            Board Committees. The Board has three standing committees - an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Board in its oversight of the Strategy's financial reporting process. The Audit Committee of the Board met four times during the Strategy's most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Board met three times during the Strategy's most recently completed fiscal year.


            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Strategy and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Strategy's current Board members, officers, the Adviser, stockholders and other appropriate sources.


            Pursuant to the Charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Strategy's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Strategy not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Strategy did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Strategy begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.


            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Strategy owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Strategy (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Strategy to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Strategy; (v) the class or series and number of all shares of the Strategy owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Strategy's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Strategy, and the candidate's ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.




            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Strategy met seven times during the Strategy's most recently completed fiscal year.


            The dollar range of the Strategy's securities owned by each Director and the aggregate dollar range of securities of funds in the AllianceBernstein Fund Complex owned by each Director are set forth below.


                                                         AGGREGATE DOLLAR
                                DOLLAR RANGE             RANGE OF EQUITY
                                 OF EQUITY              SECURITIES IN THE
                               SECURITIES IN            ALLIANCEBERNSTEIN
                             THE STRATEGY AS OF         FUND COMPLEX AS OF
                             DECEMBER 31, 2013          DECEMBER 31, 2013
                             -----------------          -----------------

John H. Dobkin                    None                   Over $100,000
Michael J. Downey                 None                   Over $100,000
William H. Foulk, Jr.             None                   Over $100,000
D. James Guzy                     None                   Over $100,000
Nancy P. Jacklin                  None                   Over $100,000
Robert M. Keith                   None                       None
Garry L. Moody                    None                   Over $100,000
Marshall C. Turner, Jr.           None                   Over $100,000
Earl D. Weiner                    None                   Over $100,000


Officer Information
-------------------

            Certain information concerning the Strategy's officers is set forth below.


NAME, ADDRESS,*                             POSITION(S) HELD               PRINCIPAL OCCUPATION
AND AGE                                     WITH FUND                      DURING PAST 5 YEARS
----------------                            ------------------------       -------------------

Robert M. Keith,                            President and Chief Executive  See biography above.
54                                          Officer

Philip L. Kirstein,                         Senior Vice President and      Senior Vice President and
69                                          Independent Compliance         Independent Compliance Officer of
                                            Officer                        the Funds in the AllianceBernstein
                                                                           Fund Complex, with which he has been
                                                                           associated since October 2004.
                                                                           Prior thereto, he was Of Counsel to
                                                                           Kirkpatrick & Lockhart, LLP from
                                                                           October 2003 to October 2004, and
                                                                           General Counsel of Merrill Lynch
                                                                           Investment Managers, L.P. prior to
                                                                           March 2003.

Emilie D. Wrapp,                            Secretary                      Senior Vice President, Assistant
59                                                                         General Counsel and Assistant
                                                                           Secretary of ABI,** with which she
                                                                           has been associated since prior to
                                                                           2009.

Joseph J. Mantineo,                         Treasurer and Chief Financial  Senior Vice President of ABIS,**
55                                          Officer                        with which he has been associated
                                                                           since prior to 2009.

Vincent S. Noto,                            Chief Compliance Officer       Vice President and Mutual Fund Chief
49                                                                         Compliance Officer of the Adviser**
                                                                           since 2014.  Prior thereto, he was
                                                                           Vice President and Director of
                                                                           Mutual Fund Compliance of the
                                                                           Adviser** since 2009.

Phyllis J. Clarke,                          Controller and Chief           Vice President of ABIS,** with which
53                                          Accounting Officer             she has been associated since prior
                                                                           to 2009.

Vadim Zlotnikov,                            Vice President                 Senior Vice President of the
52                                                                         Adviser,** with which he has been
                                                                           associated since prior to 2009.

Yun Chen,                                   Vice President                 Senior Vice President of the
37                                                                         Adviser,** since April 2008. Prior
                                                                           thereto, he worked in various areas
                                                                           of quantitative investments at
                                                                           Goldman Sachs Asset Management with
                                                                           which he had been associated since
                                                                           prior to 2009.


--------
* The address for the Strategy's Officers is 1345 Avenue of the Americas, New York, NY 10105.
** The Adviser, ABI and ABIS are affiliates of the Strategy.


            The Strategy does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Strategy. The aggregate compensation paid by the Strategy to each of the Directors during its fiscal year ended July 31, 2014, the aggregate compensation paid to each of the Directors during calendar year 2013 by the AllianceBernstein Fund Complex, and the total number of registered investment companies in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Strategy nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors. Certain of the Directors are directors of one or more other registered investment companies in the AllianceBernstein Fund Complex.

Name of Director                     Aggregate Compensation
of the Fund                          from the Strategy
---------------                      ----------------------

John H. Dobkin                              $     751
Michael J. Downey                           $     751
William H. Foulk, Jr.                       $   1,063
D. James Guzy                               $     751
Nancy P. Jacklin                            $     751
Robert M. Keith                             $       0
Garry L. Moody                              $     851
Marshall C. Turner, Jr.                     $     903
Earl D. Weiner                              $     802

                                                               Total Number of
                                           Total Number of     Investment
                                           of Investment       Portfolios
                                           Companies in the    within the
                                           AllianceBernstein   AllianceBernstein
                        Total              Fund Complex,       Fund Complex,
                        Compensation       Including the       Including the
                        from the           Strategy, as        Strategy, as
                        AllianceBernstein  to which            to which
                        Fund Complex,      the Director is     the Director is
Name of Director        Including the      a Director or       a Director or
of the Fund             Strategy           Trustee             Trustee
----------------        -------------      -----------------   ----------------

John H. Dobkin               $262,000              31                103
Michael J. Downey            $262,000              31                103
William H. Foulk, Jr.        $487,000              31                103
D. James Guzy                $262,000              31                103
Nancy P. Jacklin             $262,000              31                103
Robert M. Keith              $      0              31                103
Garry L. Moody               $297,000              31                103
Marshall C. Turner, Jr.      $262,000              31                103
Earl D. Weiner               $280,000              31                103

            As of October 3, 2014, the Directors and officers as a group owned less than 1% of the shares of the Strategy.


Additional Information About the Strategy's Portfolio Managers
--------------------------------------------------------------


            The management of, and investment decisions for, the Strategy's portfolio are made by the Adviser's Market Neutral Investment Team. Vadim Zlotnikov and Yun Chen are the investment professionals(1) primarily responsible for the day-to-day management of the Strategy's portfolio. For additional information about the portfolio management of the Strategy, see "Management of the Strategy - Portfolio Managers" in the Strategy's Prospectus.


--------------------------
1 Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Strategy's equity securities owned directly or beneficially by the Strategy's portfolio managers as of July 31, 2014 are set forth below.


               DOLLAR RANGE OF EQUITY SECURITIES IN THE STRATEGY(2)


                          Yun Chen               None
                          Vadim Zlotnikov        None


----------------------------
2 The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


            As of July 31, 2014, employees of the Adviser had approximately $81,807,074 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Strategy, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Strategy's fiscal year ended July 31, 2014.



--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                            (excluding the Strategy)

--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                                                   Registered     of Registered
                  Total                            Investment     Investment
                  Number of     Total Assets       Companies      Companies
                  Registered    of Registered      Managed        Managed
                  Investment    Investment         with           with
Portfolio         Companies     Companies          Performance-   Performance-
Manager           Managed       Managed            based Fees     based Fees
--------------------------------------------------------------------------------

Yun Chen                1        $    17,000,000       None           None

Vadim Zlotnikov         64       $27,377,000,000       None           None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total Assets
                                                   Number of        of Other
                  Total                            Other Pooled     Pooled
                  Number of     Total Assets       Investment       Investment
                  Other         of Other           Vehicles         Vehicles
                  Pooled        Pooled             Managed          Managed
                  Investment    Investment         with             with
Portfolio         Vehicles      Vehicles           Performance-     Performance-
Manager           Managed       Managed            based Fees       based Fees
--------------------------------------------------------------------------------

Yun Chen                2        $    25,000,000      None             None

Vadim Zlotnikov        324       $27,783,000,000        1           $178,000,000

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number           Total Assets
                                                   of Other         Of Other
                   Total                           Accounts         Accounts
                   Number       Total Assets       Managed          Managed
                   of Other     of Other           with             with
Portfolio          Accounts     Accounts           Performance      Performance-
Manager            Managed      Managed            based Fees       based Fees
--------------------------------------------------------------------------------

Yun Chen              None          None              None             None

Vadim Zlotnikov         39      $19,012,000,000       None             None

--------------------------------------------------------------------------------



Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------


            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.


            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g. on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Strategy. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Strategy's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Strategy do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                            EXPENSES OF THE STRATEGY

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Strategy's shares and to permit the Strategy to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit the Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Plan will continue in effect with respect to the Strategy and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plan for an additional term at meetings held on May 6-8, 2014.


            All material amendments to the Plan will become effective only upon approval as provided in the preceding paragraph; and the Plan may not be amended in order to increase materially the costs that the Strategy may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Strategy or the class or classes of the Strategy affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, the Fund is not required to give prior notice to ABI. The Plan will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategy to ABI with respect to that class, and (ii) the Strategy would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of the Strategy as accrued. The distribution services fees attributable to the Class C, Class R and Class K shares or the Strategy are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class C shares of the Strategy and the distribution services fee on the Class R and the Class K shares of the Strategy are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares of the Strategy in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the Strategy's shares.

            With respect to Class A shares of the Strategy, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Strategy in subsequent fiscal years. ABI's compensation with respect to Class C, Class R and Class K shares of the Strategy under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C shares, Class R shares and Class K shares of the Strategy for any given year, however, will probably exceed the distribution services fee payable under the Plan with respect to the class involved and, in the case of Class C shares of the Strategy, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.


            During the fiscal year ended July 31, 2014 for the Strategy with respect to Class A shares, the distribution services fees for expenditures payable to ABI amounted to $2,751, which constituted .30%, annually, of the Strategy's aggregate average daily net assets attributable to Class A shares during the fiscal year. The Adviser made payments from its own resources aggregating to $1,543. For the fiscal year ended July 31, 2014 for the Strategy, expenses incurred by the Strategy and costs allocated to the Strategy in connection with activities primarily intended to result in the sale of Class A shares were as follows:

                                                         U.S. Market Neutral
                   Category of Expense                   Strategy
                   -------------------                   --------


Advertising/Marketing                                    $    13

Printing and Mailing of Prospectuses and                 $     2
Semi-Annual and Annual Reports to Other than
Current Shareholders

Compensation to Underwriters                             $   370

Compensation to Dealers                                  $ 2,719

Compensation to Sales Personnel                          $   806

Interest, Carrying or Other Financing Charges            $     0

Other (Includes Personnel costs of those home            $   384
office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)

Totals                                                   $ 4,294

            During the fiscal year ended July 31, 2014 for the Strategy with respect to Class C shares, the distribution services fees for expenditures payable to ABI amounted to $2,231, which constituted 1.00%, annually, of the Strategy's aggregate average daily net assets attributable to Class C shares during the fiscal year. For the Strataegy, $13 may be used to offset the distribution services fees paid in future years.

            For the fiscal year ended July 31, 2014 for the Strategy, expenses incurred by the Strategy and costs allocated to the Strategy in connection with activities primarily intended to result in the sale of Class C shares were as follows:

                                                       U.S. Market Neutral
                   Category of Expense                 Strategy
                   -------------------                 -------------------

Advertising/Marketing                                    $     1

Printing and Mailing of Prospectuses and                 $     0
Semi-Annual and Annual Reports to Other than
Current Shareholders

Compensation to Underwriters                             $    81

Compensation to Dealers                                  $ 2,035

Compensation to Sales Personnel                          $     9

Interest, Carrying or Other Financing Charges            $     0

Other (Includes Personnel costs of those home            $    92
office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)

Totals                                                   $ 2,218

            During the fiscal year ended July 31, 2014 for the Strategy with respect to Class R shares, the distribution services fees for expenditures payable to ABI amounted to $50, which constituted .50%, annually, of the Strategy's aggregate average daily net assets attributable to Class R shares during the fiscal year. For the Strategy, $49 may be used to offset the distribution services fees paid in future years.

            For the fiscal year ended July 31, 2014 for the Strategy, expenses incurred by the Strategy and costs allocated to the Strategy in connection with activities primarily intended to result in the sale of Class R shares were as follows:

                                                       U.S. Market Neutral
                   Category of Expense                 Strategy
                   -------------------                 --------------------

Advertising/Marketing                                    $     0

Printing and Mailing of Prospectuses and                 $     0
Semi-Annual and Annual Reports to Other than
Current Shareholders

Compensation to Underwriters                             $     1

Compensation to Dealers                                  $     0

Compensation to Sales Personnel                          $     0

Interest, Carrying or Other Financing Charges            $     0

Other (Includes Personnel costs of those home            $     0
office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)

Totals                                                   $     1

            During the fiscal year ended July 31, 2014 for the Strategy with respect to Class K shares, the distribution services fees for expenditures payable to ABI amounted to $311, which constituted .25%, annually, of the Strategy's aggregate average daily net assets attributable to Class K shares during the fiscal year. For the Strategy, the Adviser made payments from its own resources, aggregating to $153.

            For the fiscal year ended July 31, 2014 for the Strategy, expenses incurred by the Strategy and costs allocated to the Strategy in connection with activities primarily intended to result in the sale of Class K shares were as follows:

                                                       U.S. Market Neutral
                   Category of Expense                 Strategy
                   -------------------                 -------------------

Advertising/Marketing                                    $     1

Printing and Mailing of Prospectuses and                 $     0
Semi-Annual and Annual Reports to Other than
Current Shareholders

Compensation to Underwriters                             $    44

Compensation to Dealers                                  $   348

Compensation to Sales Personnel                          $    19

Interest, Carrying or Other Financing Charges            $     0

Other (Includes Personnel costs of those home            $    52
office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)

Totals                                                   $   464

            For the fiscal year ended July 31, 2014 for the Strategy the amount of, and percentage of each class's net assets, of unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class C, Class R and Class K shares of the Strategy were as follows:


         Class                U.S. Market Neutral Strategy
         -----                ----------------------------

Class C                                                 $ 15,392

(% of the net assets of
Class C)                                                   9.59%

Class R                                                 $    557

(% of the net assets of
Class R)                                                   5.84%

Class K                                                 $  2,937

(% of the net assets of
Class K)                                                   2.21%


Transfer Agency Agreement
-------------------------


            ABIS acts as the transfer agent for the Strategy. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Strategy shareholders.

            ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class C, Class R, Class K, Class I and Advisor Class shares of the Strategy, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares, reflecting the additional costs associated with the Class C CDSCs. For the fiscal year ended July 31, 2014 for the Strategy, the Fund paid ABIS $17,087 for transfer agency services.



            Many Strategy shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategy often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategy, ABI and/or the Adviser pays to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategy, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategy, they are included in the Strategy's Prospectus in the Strategy expense tables under "Fees and Expenses of the Strategy". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategy".

General
-------

            Shares of the Strategy are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase (the "Class A shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (the "Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (the "Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (the "Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (the "Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the "Advisor Class shares"), in each case as described below. All of the classes of shares of the Strategy, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Strategy that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority ("FINRA") and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of the Strategy either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of the Strategy made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to the classes of shares available through such financial intermediary and the minimum initial and subsequent investment amounts. The Strategy is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Strategy's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, the Strategy or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Strategy or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Strategy Shares
-----------------------------------------------

            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategy will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. The Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Strategy will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Strategy to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.


            If the Strategy invests significantly in securities of foreign issuers, it may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Strategy ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of securities of foreign issuers established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Strategy calculates its NAV. While there is no assurance, the Strategy expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.


            A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Strategy may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategy should be made for investment purposes only. The Strategy will seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategy seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Strategy's ability to monitor purchase, sale and exchange activity. The Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            o Transaction Surveillance Procedures. The Strategy, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategy may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Strategy shares, the Strategy may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Strategy will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

            o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategy, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategy applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Strategy has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Strategy, upon the request of the Strategy or its agents, with individual account level information about their transactions. If the Strategy detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategy to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategy may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            The Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of the Strategy is its NAV, plus, in the case of Class A shares of the Strategy, a sales charge. On each Strategy business day on which a purchase or redemption order is received by the Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of the Strategy's shares, the NAV per share is computed as of the Strategy Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of the Strategy are expected to be substantially the same. However, the NAVs of the Class C and Class R shares of the Strategy will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares of the Strategy as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Strategy will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Strategy Closing Time are priced at the NAV computed as of the Strategy Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Strategy Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Strategy or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Strategy Closing Time, the price received by the investor will be based on the NAV determined as of the Strategy Closing Time on the next business day.

            The Strategy may, at its sole option, accept securities as payment for shares of the Strategy, including from certain affiliates of the Strategy in accordance with the Strategy's procedures, if the Adviser believes that the securities are appropriate investments for the Strategy. The securities are valued by the method described under "Net Asset Value" below as of the date the Strategy receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Strategy's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before Strategy Closing Time on a Strategy business day to receive that day's public offering price. Telephone purchase requests received after Strategy Closing Time are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the Strategy Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Strategy, the Strategy will not issue share certificates representing shares of the Strategy. Ownership of the Strategy's shares will be shown on the books of the Strategy's transfer agent.

            Each class of shares in the Strategy represents an interest in the same portfolio of investments of the Strategy, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C shares bear the expense of the CDSC, (ii) Class C and Class R shares each bear the expense of a higher distribution services fee than those borne by Class A, Class K and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class C shares bear higher transfer agency costs than that borne by Class A, Class R, Class K, Class I shares and Advisor Class shares, and (iv) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors have determined that currently no conflict of interest exists between or among the classes of shares of the Strategy. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------


            Classes A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements
- Group Retirement Plans and Tax-Deferred Accounts" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Strategy, the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.


            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.


            Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a one-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.


Compensation Paid to Principal Underwriter
------------------------------------------


            During the fiscal years ended July 31, 2014, July 31, 2013 and July 31, 2012 the aggregate amount of underwriting commission payable with respect to shares of the Strategy was $2,566, $384 and $8,046, respectively. Of that amount ABI retained $183, $26 and $558, respectively, representing that portion of the sales charges paid on shares of the Strategy sold during the year which was not re-allowed to selected dealers. During the Strategy's fiscal years ended July 31, 2014, July 31, 2013 and July 31, 2012, ABI received CDSCs of $0, $0 and $0, respectively, on Class A shares, and $135, $642 and $0, respectively, on Class C shares.



            Class A Shares. The public offering price of Class A shares is the NAV per share plus a sales charge, as set forth below.

                                  Sales Charge

                                                               Discount or
                                      As %          As %       Commission to
                                     of Net        of the      Dealers or
                                     Amount        Public      Agents of up to %
Amount of Purchase                  Invested   Offering Price  of Offering Price
------------------                  --------   --------------  -----------------

Up to $100,000.................       4.44%        4.25%             4.00%
$100,000 up to $250,000........       3.36         3.25              3.00
$250,000 up to $500,000........       2.30         2.25              2.00
$500,000 up to $1,000,000*.....       1.78         1.75              1.50

-----------------

* There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of the Strategy redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge." The Strategy receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions or (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares--Sales at NAV. The Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division;

           (ii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

          (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

           (iv) persons participating in a fee-based program, sponsored and maintained by a broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements--Group Retirement Plans and Tax-Deferred Accounts"; and

           (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

            Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Strategy and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Strategy in connection with the sale of Strategy shares, such as the payment of compensation to selected dealers and agents for selling Strategy shares. The combination of the CDSC and the distribution services fee enables the Strategy to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986 (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2,
(iii) that had been purchased by present or former Directors, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

            Class R Shares. Class R shares are offered to certain group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A, Class K and Class I shares.

            Class K Shares. Class K shares are available at NAV to group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus
(i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

            Class I Shares. Class I shares are available at NAV to group retirement plans and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

            Advisor Class Shares. Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i), (iii) and through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class R or Class K shares.

Alternative Purchase Arrangements--Group Retirement Plans and
Tax-Deferred Accounts
--------------------------------------------------------------

            The Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Strategy. In addition, the Class A CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


            Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Strategy's Rule 12b-1 plan.


            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.


            Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.


            Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in the Strategy. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Strategy's share class eligibility criteria before determining whether to invest.

            Currently, the Strategy makes its Class A shares available at NAV to group retirement plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution fees and Class I shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:


      o the lower Rule 12b-1 distribution fees (0.25%) and the 1%, 1-year CDSC with respect to Class A shares;


      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Strategy must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Strategy is not notified that a shareholder is eligible for these reductions, the Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Strategy (and/or any other AllianceBernstein Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of the Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Strategy or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

                 Currently, the AllianceBernstein Mutual Funds include:


AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Credit Long/Short Portfolio -AllianceBernstein Government Reserves Portfolio -AllianceBernstein High Yield Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Limited Duration High Income Portfolio -AllianceBernstein Municipal Bond Inflation Strategy -AllianceBernstein Real Asset Strategy
  -AllianceBernstein Tax-Aware Fixed Income Portfolio AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Concentrated Growth Fund
  -AllianceBernstein Dynamic All Market Fund
  -AllianceBernstein Emerging Markets Multi-Asset Portfolio -AllianceBernstein Long/Short Multi-Manager Fund -AllianceBernstein Market Neutral Strategy - U.S. -AllianceBernstein Multi-Manager Alternative Strategies Fund -AllianceBernstein Select US Equity Portfolio -AllianceBernstein Select US Long/Short Portfolio -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Discovery Growth Fund, Inc. AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -AllianceBernstein High Income Municipal Portfolio
  -California Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Trust
  -AllianceBernstein Discovery Value Fund
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Short Duration Portfolio
  -Tax-Managed International Portfolio


            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

            Cumulative Quantity Discount (Right Of Accumulation). An investor's purchase of additional Class A shares of the Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;


            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is a participant; and


            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holding as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of the Strategy worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Strategy or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. The AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Strategy, the investor and the investor's spouse or domestic partner each purchase shares of the Strategy worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Strategy or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of the Strategy may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Strategy at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under the Strategy's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Strategy without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Strategy shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Strategy under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Strategy's transfer agent as undeliverable; or

            (b)   your checks remain uncashed for nine months.

            Additional shares of the Strategy will be purchased at the then current NAV. You should contact the Strategy's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of the Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Strategy automatically reinvested in additional shares of the Strategy.

            Shares of the Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Strategy.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Strategy's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Strategy should complete the appropriate portion of the Mutual Fund Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Strategy. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategy. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategy may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Strategy, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing sub-accounting or shareholder servicing.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


            For 2014, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $21 million. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Strategy and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategy - Transfer Agency Agreement" above. These expenses paid by the Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategy - Annual Strategy Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategy, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


         Advisor Group, Inc.
         Ameriprise Financial Services
         AXA Advisors
         Cadaret, Grant & Co.
         CCO Investment Services Corp.
         Commonwealth Financial Network
         Donegal Securities
         JP Morgan Securities
         LPL Financial
         Merrill Lynch
         Morgan Stanley
         Northwestern Mutual Investment Services
         PNC Investments
         Raymond James
         RBC Wealth Management
         Robert W. Baird
         Santander Securities
         UBS Financial Services
         US Bancorp Investments
         Wells Fargo Advisors


            ABI expects that additional firms may be added to this list from time to time.

            Although the Strategy may use brokers and dealers who sell shares of the Strategy to effect portfolio transactions, the Strategy does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategy". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of the Strategy that are different from those imposed below. The Strategy has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Strategy's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategy.

Redemption
----------

            Subject only to the limitations described below, the Strategy will redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Strategy's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Strategy fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Strategy.

            Payment of the redemption price normally will be made in cash but may be made, at the option of the Strategy, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of the Strategy by mail, the registered owner or owners should forward a letter to the Strategy containing a request for redemption. The Strategy may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            Telephone Redemption - Payment by Electronic Funds Transfer. Each Strategy shareholder is entitled to request redemption with payment by electronic funds transfer by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request for payment by electronic funds transfer may not exceed $100,000, and must be made before the Strategy Closing Time on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption - Payment by Check. Each Strategy shareholder is eligible to request redemption with payment by check of Strategy shares by telephone at (800) 221-5672 before the Strategy Closing Time on a Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategy reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) held in nominee or "street name" accounts, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Strategy, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Strategy reasonably believes to be genuine. The Strategy will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            The Strategy may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the Strategy Closing Time will be executed at the NAV determined as of the Strategy Closing Time if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Strategy to ABI either directly or through a financial intermediary. Neither the Strategy nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of the Strategy are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of the Strategy as described above with respect to financial intermediaries is a voluntary service of the Strategy and the Strategy may suspend or terminate this practice at any time.

Account Closure
---------------

            The Strategy reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Strategy recently purchased by check, redemption proceeds will not be made available until the Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategy". The shareholder services set forth below are applicable to all classes of shares of the Strategy unless otherwise indicated.


            If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.


Automatic Investment Program
----------------------------

            Investors may purchase shares of the Strategy through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

            You may exchange your investment in the Strategy for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Strategy for Advisor Class shares of the Strategy or Class C shares of the Strategy for Class A shares of the Strategy. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Strategy Closing Time on that day.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption. When redemption occurs, the CDSC applicable to the shares of the AllianceBernstein Mutual Fund you originally purchased for cash is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of the Strategy for Advisor Class shares or Class C shares for Class A shares of the same Strategy, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Strategy shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Strategy Closing Time on the Strategy business day as defined above. Telephone requests for exchange received before the Strategy Closing Time on the Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Strategy reasonably believes to be genuine. The Strategy will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategy's independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------


            The NAV of the Strategy is computed each day the Exchange is open at the close of regular trading (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Strategy on each Strategy business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Strategy's per share NAV is calculated by dividing the value of the Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.


            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:


            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price from the previous day. If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe that the last-traded price does not reflect fair value, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;


            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid or a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

            (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless; (g) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;


            (g) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;


            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;


            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity are generally valued at amortized cost if its original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity if the original term to maturity exceeded 60 days. The Adviser is responsible for monitoring whether any circumstances have occurred that indicate that the use of the amortized cost method for any security is not appropriate due to such factors as, but not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when the approved pricing vendor normally provides mid prices, reflecting the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such securities on the basis of a bid price or prices for a security are not available from a pricing source, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;





            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;


            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur due to, for example, a significant change in the high-yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;


            (m) whole loans: residential and commercial mortgage whose loans and whole loan pools are market priced by an approved vendor;


            (n) forward and spot currency pricing is provided by an independent vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various approved external vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AllianceBernstein Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and exchange-traded funds are valued at the closing market price per share;

            (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying exchange closing prices and convert them to U.S. dollars;

            (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.


            The Strategy values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Strategy uses fair value pricing, it may take into account any factors it deems appropriate. The Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            The Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to the Board's oversight, the Board has delegated responsibility for valuing the Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

            The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Strategy's per share NAV, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Strategy in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Strategy, if any, with respect to Class A, Class C, Class R, Class K, Class I and Advisor Class shares of the Strategy will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class C shares, and any incremental transfer agency costs relating to Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Strategy and to shareholders of the Strategy. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Strategy and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Strategy, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            The Strategy intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Strategy must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Strategy's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Strategy's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Strategy's assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Strategy's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Strategy controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

            If the Strategy qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            The Strategy will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 that year or later, if the Strategy is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Strategy that is subject to corporate income tax will be considered to have been distributed by the Strategy during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Strategy on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Strategy and assume that the Strategy qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Strategy, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            The Strategy intends to make timely distributions of the Strategy's taxable income (including any net capital gain) so that the Strategy will not be subject to federal income and excise taxes. Dividends of the Strategy's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Strategy is such that only a small portion, if any, of the Strategy's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from the Strategy may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the same preferential tax rate applicable to long-term capital gains. A distribution from the Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Strategy in order to take advantage of this preferential tax rate. To the extent distributions from the Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. The Strategy will notify shareholders as to how much of the Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Strategy. Any dividend or distribution received by a shareholder on shares of the Strategy will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Strategy.

            After the end of the calendar year, the Strategy will notify shareholders of the federal income tax status of any distributions made by the Strategy to shareholders during such year.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the Internal Revenue Service (the "IRS") and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Strategy shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Strategy shares generally will be a capital gain or loss if the Strategy shares are held as a capital asset, and will be a long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Strategy for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of the Strategy will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of the Strategy held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Strategy with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            The backup withholding tax rate is currently 28%.

            Foreign Income Taxes. Investment income received by the Strategy from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Strategy to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Strategy's assets to be invested within various countries is not known.



United States Federal Income Taxation of the Strategy
-----------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Strategy with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Strategy will be taxed as a regulated investment company for each of its taxable years.


            Passive Foreign Investment Companies. If the Strategy owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Strategy does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Strategy may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Strategy to its shareholders. The Strategy may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Strategy as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Strategy or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either
(i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for production of "passive income". The Strategy is generally permitted to "mark-to-market" stock in a PFIC. If the Strategy makes such an election, the Strategy would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Strategy's adjusted basis in the PFIC stock. The Strategy would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Strategy's taxable income for prior taxable years. The Strategy's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Strategy, would be treated as ordinary loss. The Strategy generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Strategy purchases shares in a PFIC and the Strategy elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Strategy may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Strategy. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Strategy at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Strategy on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. The Strategy can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.



            Tax Straddles. Any option, futures contract or other position entered into or held by the Strategy in conjunction with any other position held by the Strategy may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Strategy's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Strategy has unrealized gains with respect to the other position in such straddle; (ii) the Strategy's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Strategy which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Strategy all of the offsetting positions of which consist of section 1256 contracts.



Other Taxes
-----------

            The Strategy may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Strategy is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from the Strategy is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Strategy attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Strategy will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Strategy attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Strategy beginning before January 1, 2014 will not be subject to this withholding tax if so designated.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of the Strategy attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Strategy. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from the Strategy is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Strategy will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in the Strategy can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Strategy.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------


            Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Strategy. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Strategy does not consider sales of shares of the Strategy or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.


            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Strategy determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.


            Neither the Strategy nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the investment adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Strategy, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Strategy. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Strategy effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client's accounts but not all such services may be used by the Adviser in connection with the Strategy.

            The extent to which commissions that will be charged by broker-dealers selected by the Strategy may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategy places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Strategy; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Strategy.

            The Strategy may deal in some instances in securities that are not listed on a national stock exchange but are traded in the OTC market. The Strategy may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC market or third market, the Strategy will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, the Strategy will attempt to negotiate best execution.


            Investment decisions for the Strategy are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Strategy and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Strategy or the size of the position obtainable for the Strategy.

            Allocations are made by the officers of the Strategy or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The Strategy's portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            The amount of aggregate brokerage commissions paid by the Strategy during the three most recent fiscal years, the related commissions allocated to persons or firms because of research services provided to the Strategy or the Adviser and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Strategy or the Adviser during the three most recent fiscal years are as follows:



                                                                    Aggregate
                                                                    Brokerage
                                                     Commissions    Transactions
                                                     Allocated to   Allocated to
                                                     Persons or     Persons or
                                                     Firms          Firms
                                                     Because of     Because of
                                                     Research       Research
Fiscal                                 Amount        Services       Services to
Year                                   of Aggregate  Provided to    the Strategy
Ended                                  Brokerage     the Fund or    or
July 31  Strategy                      Commissions   the Adviser    the Adviser
-------  --------                      -----------   -----------    -----------

2014     U.S. Market Neutral Strategy  $ 1,747       $ 104          $ 256,391
2013                                   $31,336
2012                                   $25,943


            The Strategy may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker"). In such instances, the placement of orders with such broker would be consistent with the Strategy's objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Strategy), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


            The aggregate amount of brokerage commissions paid to the Affiliated Broker during the three most recent fiscal years and, during the most recent fiscal year, the Affiliated Broker's percentage of the Strategy's aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions for the three most recent fiscal years are set forth below:

                                                                    % of
                                                      % of          Strategy's
Fiscal                                   Aggregate    Strategy's    Aggregate
Year                                     Amount of    Aggregate     Dollar
Ended                                    Brokerage    Brokerage     Brokerage
July 31    Strategy                      Commissions  Commission    Transactions
-------    --------                      -----------  -----------   ------------

2014       U.S. Market Neutral Strategy   $    0          0%             0%
2013                                      $  143
2012                                      $  288


Disclosure of Portfolio Holdings
--------------------------------

            The Strategy believes that the ideas of the Adviser's investment staff should benefit the Strategy and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategy also believes that knowledge of the Strategy's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Strategy, policies and procedures relating to disclosure of the Strategy's portfolio securities. The policies and procedures relating to disclosure of the Strategy's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Strategy's operation or useful to the Strategy's shareholders without compromising the integrity or performance of the Strategy. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Strategy and its shareholders) are met, the Strategy does not provide or permit others to provide information about the Strategy's portfolio holdings on a selective basis.

            The Strategy includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Strategy's portfolio securities, as of the last day of each fiscal calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Strategy, the market value of the Strategy's holdings, and the percentage of the Strategy's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser posts information about the number of securities the Strategy holds, a summary of the Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding), and a percentage breakdown of the Strategy's investments by credit risk or securities type, as applicable, approximately 45 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about the Strategy's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Strategy. In addition, the Adviser may distribute or authorize distribution of information about the Strategy's portfolio holdings that is not publicly available, on the website or otherwise, to the Strategy's service providers who require access to the information in order to fulfill their contractual duties relating to the Strategy (including, without limitation, pricing services and proxy voting services), and to facilitate the review of the Strategy by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about the Strategy's portfolio holdings that is not publicly available to the Strategy's individual or institutional investors or to intermediaries that distribute the Strategy's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about the Strategy's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Strategy has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Strategy's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Strategy or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that the Strategy's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Strategy and is in the best interest of the Strategy's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Strategy and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Strategy and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Strategy's portfolio holdings: (i) the Strategy's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Strategy regulatory filings; (iii) the Strategy's custodian in connection with its custody of the Strategy's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Strategy's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Strategy
---------------------------


            The Strategy is a series of AllianceBernstein Cap Fund, Inc., a Maryland corporation. The Strategy was organized in 2010 under the name of "AllianceBernstein Market Neutral Strategy - U.S.".


            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Strategy's assets and, upon redeeming shares, will receive the then current NAV of the Strategy represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Strategy, and additional classes of shares within the Strategy. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

            Each class of shares of the Strategy represents an interest in the same portfolio of investments and has the same rights and is identical in all respects, except that each of Class A, Class C, Class R and Class K shares of the Strategy bears its own distribution expenses. Each class of shares of the Strategy votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Strategy, are entitled to receive the net assets of the Strategy.

Principal Holders
-----------------


            To the knowledge of the Strategy, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of the Strategy as of October 6, 2014:



                                                          Number         % of
Class              Name and Address                       of Shares      Shares
-----              ----------------                       ---------      -------

Class A Shares
--------------

                   LPL Financial
                   FBO Customer Accounts
                   Attn: Mutual Fund Operations
                   P.O. Box 509046
                   San Diego, CA 92150-9046                 12,279       20.72%

                   National Financial Services LLC
                   For the Exclusive Benefit
                   of Our Customers
                   Attn: Mutual Funds Department
                   499 Washington Blvd., 4th Floor
                   Jersey City, NJ 07310                     5,774        9.75%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ  07303-2052              27,228       45.96%

                   Raymond James
                   Omnibus for Mutual Funds
                   Attn: Courtney Waller
                   880 Carillon Parkway
                   St. Petersburg, FL  33716-1102            4,073        6.87%

Class C Shares
--------------

                   AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Account
                   1 N. Lexington Avenue
                   White Plains, NY  10601-1712              1,000        5.88%

                   Benjamin M. Landau
                   356 East Drive
                   Oak Ridge, TN 37830-4145                  4,999       29.42%

                   Bob J. Gilliam & Susan J. Gilliam
                   JTWROS
                   9104 Burchfield Drive
                   Oak Ridge, TN 37830-3534                  2,000       11.77%

                   Linda S. Foley
                   3300 Parrish Hill Lane
                   Knoxville, TN 37938-4090                  2,487       14.64%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                     1,747       10.28%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ  07303-2052               3,514       20.68%


Advisor Class
--------------
Shares
------

                   Charles Schwab & Co.
                   For the Exclusive Benefit of
                   Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905             19,464       22.84%

                   LPL Financial
                   FBO Customer Accounts
                   Attn: Mutual Fund Operations
                   P.O. Box 509046
                   San Diego, CA  92150-9046                 4,453        5.22%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                    41,705       48.93%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052               10,459       12.27%

                   Sanford Bernstein & Co LLC
                   1 N. Lexington Ave., 17th Floor
                   White Plains, NY 10601-1783               6,649        7.80%


Class R Shares
--------------

                   AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Acct
                   1 N. Lexington Ave.
                   White Plains, NY  10601-1712              1,000       99.98%


Class K Shares
--------------

                   AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Acct
                   1 N. Lexington Ave.
                   White Plains, NY  10601-1712              1,000        7.02%

                   PAI Trust Company, Inc.
                   ANSI-ASQ National Accreditation BOA
                   1300 Enterprise Drive
                   De Pere, WI 54115-4934                   13,242       92.98%

Class I Shares
--------------

                   AllianceBernstein L.P.
                   Attn: Brent Mather-Seed Acct
                   1 N. Lexington Ave.
                   White Plains, NY  10601-1712             195,000        100%


Custodian
---------


            State Street Bank and Trust Company ("State Street"), 1 Iron Street, Boston, MA 02210, acts as the Strategy's custodian for the assets of the Strategy but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Directors, State Street may enter into subcustodial agreements for the holding of the Strategy's foreign securities.


Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the Strategy's principal underwriter, and as such may solicit orders from the public to purchase shares of the Strategy. Under the Distribution Services Agreement, the Strategy has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------


            Legal matters in connection with the issuance of the shares of the Strategy offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.


Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been selected as the independent registered public accounting firm for the Strategy.

Code of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

            The Strategy, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategy.

            The Strategy has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            Information regarding how the Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2014 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategy's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The financial statements of the Strategy for the fiscal year ended July 31, 2014 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Strategy's annual report. The annual report was filed on Form N-CSR with the SEC on October 3, 2014. The annual report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                                  APPENDIX A:

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction

      As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

      We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").

      This Proxy Voting Policy ("Proxy Voting Policy" or "Policy"), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein's investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently.

      We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.    Research Underpins Decision Making

      As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

      In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

      Research Services

      We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

      Engagement

      In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.

3.    Proxy Voting Guidelines

      Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

      With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

                        3.1 Board and Director Proposals
                            ----------------------------

--------------------------------------------------------------------------------
1. Changes in Board Structure and Amending the Articles of Incorporation     For
--------------------------------------------------------------------------------

      Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.

      Other changes in a company's charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

--------------------------------------------------------------------------------
2. Classified Boards                                                     Against
--------------------------------------------------------------------------------

      A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

--------------------------------------------------------------------------------
3. Director Liability and Indemnification                           Case-by-case
--------------------------------------------------------------------------------

      Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

      We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

--------------------------------------------------------------------------------
4. Disclose CEO Succession Plan (SHP)                                        For
--------------------------------------------------------------------------------

      Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

--------------------------------------------------------------------------------
5. Election of Directors                                                     For
--------------------------------------------------------------------------------

      We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.

      We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company's history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

      We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive's pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.

      We consider the election of directors who are "bundled" on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

      a.    Controlled Company Exemption                            Case-by-case
            --------------------------------------------------------------------

      Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

      Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company's directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

      b.    Voting for Director Nominees in a Contested Election    Case-by-case
            --------------------------------------------------------------------

      Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

--------------------------------------------------------------------------------
6. Establish Additional Board Committees (SHP)                      Case-by-case
--------------------------------------------------------------------------------

      We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

--------------------------------------------------------------------------------
7. Independent Lead Director (SHP)                                           For
--------------------------------------------------------------------------------

      We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

--------------------------------------------------------------------------------
8. Limit Term of Directorship; Establish Mandatory Retirement       Case-by-case
   Age (SHP)
--------------------------------------------------------------------------------

      These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

      Taking into consideration local market practice, we generally believe that a director's qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company's board or force a director's retirement at a certain age.

--------------------------------------------------------------------------------
9. Majority of Independent(1) Directors (SHP)                                For
--------------------------------------------------------------------------------

      Each company's board of directors has a duty to act in the best interest of the company's shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

--------
(1) For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.

--------------------------------------------------------------------------------
10. Majority of Independent Directors on Key Committees (SHP)                For
--------------------------------------------------------------------------------

      In order to ensure that those who evaluate management's performance, recruit directors and set management's compensation are free from conflicts of interests, we believe that the audit(2), nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

--------
(2) Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

--------------------------------------------------------------------------------
11. Majority Votes for Directors (SHP)                                       For
--------------------------------------------------------------------------------

      We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

      We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

--------------------------------------------------------------------------------
12. Prohibit CEOs from Serving on Compensation Committees (SHP)          Against
--------------------------------------------------------------------------------

      These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company's compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

--------------------------------------------------------------------------------
13. Removal of Directors Without Cause (SHP)                                 For
--------------------------------------------------------------------------------

      Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon "cause".

      We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as "cause". We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders' best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of "cause" to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

--------------------------------------------------------------------------------
14. Require Independent Board Chairman (SHP)                        Case-by-case
--------------------------------------------------------------------------------

      We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

--------------------------------------------------------------------------------
15. Require Two Candidates for Each Board Seat (SHP)                     Against
--------------------------------------------------------------------------------

      We believe that proposals like these are detrimental to a company's ability to attract highly qualified candidates. Accordingly, we oppose them.

--------------------------------------------------------------------------------
16. Stock Ownership Requirement (SHP)                                    Against
--------------------------------------------------------------------------------

      These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

                           3.2 Compensation Proposals
                               ----------------------

--------------------------------------------------------------------------------
17.  Accelerated Vesting of Equity Compensation Awards-Change       Case-by-case
     of Control (SHP)
--------------------------------------------------------------------------------

      We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

--------------------------------------------------------------------------------
18. Adopt Form of Employment Contract (SHP)                         Case-by-case
--------------------------------------------------------------------------------

      These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

--------------------------------------------------------------------------------
19. Adopt Policies to Prohibit any Death Benefits to Senior              Against
    Executives (SHP)
--------------------------------------------------------------------------------

      We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

--------------------------------------------------------------------------------
20. Advisory Vote to Ratify Directors' Compensation (SHP)           Case-by-case
--------------------------------------------------------------------------------

      Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

--------------------------------------------------------------------------------
21. Amend Executive Compensation Plan tied to Performance                Against
    (Bonus Banking) (SHP)
--------------------------------------------------------------------------------

      These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

      We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

--------------------------------------------------------------------------------
22. Approve Remuneration for Directors and Auditors                 Case-by-case
--------------------------------------------------------------------------------

      We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company's prior disclosures in this regard. Where appropriate, we engage the company directly.

--------------------------------------------------------------------------------
23. Approve Remuneration Reports                                    Case-by-case
--------------------------------------------------------------------------------

      In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company's remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company's performance.

      We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company's compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

      In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

--------------------------------------------------------------------------------
24. Approve Retirement Bonuses for Directors                        Case-by-case
    (Japan and South Korea)
--------------------------------------------------------------------------------

      Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board's discretion. We will analyze such proposals on a case-by-case basis, considering management's commitment to maximizing long-term shareholder value.

--------------------------------------------------------------------------------
25. Approve Special Payments to Continuing Directors and            Case-by-case
    Auditors (Japan)
--------------------------------------------------------------------------------

      In conjunction with the abolition of a company's retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

--------------------------------------------------------------------------------
26. Disclose Executive and Director Pay (SHP)                       Case-by-case
--------------------------------------------------------------------------------

      In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

--------------------------------------------------------------------------------
27. Exclude Pension Income from Performance-based Compensation (SHP)         For
--------------------------------------------------------------------------------

      We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management's discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

--------------------------------------------------------------------------------
28. Executive and Employee Compensation Plans                       Case-by-case
--------------------------------------------------------------------------------

      Executive and employee compensation plans ("Compensation Plans") usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company's Compensation Plan helps to align the long-term interests of management with shareholders:

      o Valid measures of business performance tied to the firm's strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

      o Compensation costs should be managed in the same way as any other expense;

      o Compensation should reflect management's handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

      o In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

      Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company's prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

--------------------------------------------------------------------------------
29. Limit Dividend Payments to Executives (SHP)                          Against
--------------------------------------------------------------------------------

      We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

--------------------------------------------------------------------------------
30. Limit Executive Pay (SHP)                                       Case-by-case
--------------------------------------------------------------------------------

      We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

--------------------------------------------------------------------------------
31. Mandatory Holding Periods (SHP)                                      Against
--------------------------------------------------------------------------------

      We generally vote against shareholder proposals asking companies to require a company's executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding "cashless" option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

--------------------------------------------------------------------------------
32. Pay Directors Only in Stock (SHP)                                    Against
--------------------------------------------------------------------------------

      As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

--------------------------------------------------------------------------------
33. Performance-based Stock Option Plans (SHP)                      Case-by-case
--------------------------------------------------------------------------------

      These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company's stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company's stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company's performance, we will consider such proposals on a case-by-case basis.

--------------------------------------------------------------------------------
34. Prohibit Relocation Benefits to Senior Executives (SHP)              Against
--------------------------------------------------------------------------------

      We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

--------------------------------------------------------------------------------
35. Recovery of Performance-based Compensation (SHP)                         For
--------------------------------------------------------------------------------

      We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

--------------------------------------------------------------------------------
36. Single Trigger Change-in-Control Agreements (SHP)               Case-by-case
--------------------------------------------------------------------------------

      Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee's unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

      We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee's unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

--------------------------------------------------------------------------------
37. Submit Golden Parachutes/Severance Plans to a                 Case-by-case
    Shareholder Vote (SHP)
--------------------------------------------------------------------------------

      Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer's base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

--------------------------------------------------------------------------------
38. Submit Golden Parachutes/Severance Plans to a Shareholder     Case-by-case
    Vote prior to their being Negotiated by Management (SHP)
--------------------------------------------------------------------------------

      We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan's final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

--------------------------------------------------------------------------------
39. Submit Option Re-pricing to a Shareholder Vote (SHP)                     For
--------------------------------------------------------------------------------

      Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

--------------------------------------------------------------------------------
40. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)      For
--------------------------------------------------------------------------------

      Survivor benefit compensation plans, or "golden coffins", can require a company to make substantial payments or awards to a senior executive's beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

      We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

                3.3 Capital Changes and Anti-Takeover Proposals
                    -------------------------------------------

--------------------------------------------------------------------------------
41. Amend Exclusive Forum Bylaw (SHP)                                    Against
--------------------------------------------------------------------------------

      We will generally oppose proposals that ask the board to repeal the company's exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company's incorporation. The courts within the state of incorporation are considered best suited to interpret that state's laws.

--------------------------------------------------------------------------------
42. Amend Net Operating Loss ("NOL") Rights Plans                            For
--------------------------------------------------------------------------------

      NOL Rights Plans are established to protect a company's net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a longterm anti-takeover device.

--------------------------------------------------------------------------------
43. Authorize Share Repurchase                                               For
--------------------------------------------------------------------------------

      We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

      Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

--------------------------------------------------------------------------------
44. Blank Check Preferred Stock                                          Against
--------------------------------------------------------------------------------

      Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a "poison pill" defense or some other entrenchment device.

      We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

--------------------------------------------------------------------------------
45. Corporate Restructurings, Merger Proposals and Spin-Offs        Case-by-case
--------------------------------------------------------------------------------

      Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

--------------------------------------------------------------------------------
46. Elimination of Preemptive Rights                                Case-by-case
--------------------------------------------------------------------------------

      Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management's attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

--------------------------------------------------------------------------------
47. Expensing Stock Options (SHP)                                            For
--------------------------------------------------------------------------------

      U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

--------------------------------------------------------------------------------
48. Fair Price Provisions                                           Case-by-case
--------------------------------------------------------------------------------

      A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

      Fair pricing provisions attempt to prevent the "two tiered front loaded offer" where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

      We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

--------------------------------------------------------------------------------
49. Increase Authorized Common Stock                                Case-by-case
--------------------------------------------------------------------------------

      In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm's cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a "poison pill" or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions - going beyond the standard "general corporate purposes" - must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

      In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

--------------------------------------------------------------------------------
50. Issuance of Equity without Preemptive Rights                             For
--------------------------------------------------------------------------------

      We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company's outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a "poison pill" mechanism).

--------------------------------------------------------------------------------
51. Issuance of Stock with Unequal Voting Rights                    Case-by-case
--------------------------------------------------------------------------------

      Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company's strategy.

--------------------------------------------------------------------------------
52. Net Long Position Requirement                                            For
--------------------------------------------------------------------------------

      We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

--------------------------------------------------------------------------------
53. Opt Out of State Anti-takeover Law (US) (SHP)                   Case-by-case
--------------------------------------------------------------------------------

      Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company's stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in "friendly" hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

      Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state's anti-takeover laws are different and must be considered in the totality of all of a company's takeover defenses, we review these proposals on a case-by-case basis.

--------------------------------------------------------------------------------
54. Reincorporation                                                 Case-by-case
--------------------------------------------------------------------------------

      There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management's stated reasons for the proposed move.

      Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company's business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company's business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

--------------------------------------------------------------------------------
55. Reincorporation to Another jurisdiction to Permit               Case-by-case
    Majority Voting or Other Changes in Corporate
    Governance (SHP)
--------------------------------------------------------------------------------

      If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

--------------------------------------------------------------------------------
56. Stock Splits                                                             For
--------------------------------------------------------------------------------

      Stock splits are intended to increase the liquidity of a company's common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

--------------------------------------------------------------------------------
57. Submit Company's Shareholder Rights Plan to Shareholder Vote (SHP)       For
--------------------------------------------------------------------------------

      Most shareholder rights plans (also known as "poison pills") permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a "triggering event" occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

      We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

--------------------------------------------------------------------------------
58. Transferrable Stock Options                                     Case-by-case
--------------------------------------------------------------------------------

      In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

      These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management's exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

                             3.4 Auditor Proposals
                                 -----------------

--------------------------------------------------------------------------------
59. Appointment of Auditors                                                  For
--------------------------------------------------------------------------------

      We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

      We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

--------------------------------------------------------------------------------
60. Approval of Financial Statements                                         For
--------------------------------------------------------------------------------

      In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

--------------------------------------------------------------------------------
61. Approval of Internal Statutory Auditors                                  For
--------------------------------------------------------------------------------

      Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company's board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management's nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

--------------------------------------------------------------------------------
62. Limit Compensation Consultant Services (SHP)                         Against
--------------------------------------------------------------------------------

      These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.

      In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.

      We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.

      We generally apply these principles for non-US companies as well.

--------------------------------------------------------------------------------
63. Limitation of Liability of External Statutory                   Case-by-case
    Auditors (Japan)
--------------------------------------------------------------------------------

      In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company's articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company's articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

      We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

--------------------------------------------------------------------------------
64. Separating Auditors and Consultants (SHP)                       Case-by-case
--------------------------------------------------------------------------------

      We believe that a company serves its shareholders' interests by avoiding potential conflicts of interest that might interfere with an auditor's independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company's independent auditors and requiring additional disclosure of others services.

      We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

      We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

                  3.5 Shareholder Access and Voting Proposals
                      ---------------------------------------

--------------------------------------------------------------------------------
65. A Shareholder's Right to Call Special Meetings (SHP)            Case-by-case
--------------------------------------------------------------------------------

      Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)

      We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.

      From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

--------------------------------------------------------------------------------
66. Adopt Cumulative Voting (SHP)                                   Case-by-case
--------------------------------------------------------------------------------

      Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

      We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company's ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

      Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

--------------------------------------------------------------------------------
67. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)       For
--------------------------------------------------------------------------------

      In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

--------------------------------------------------------------------------------
68. Early Disclosure of Voting Results (SHP)                             Against
--------------------------------------------------------------------------------

      These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company's annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

--------------------------------------------------------------------------------
69. Implement Confidential Voting (SHP)                                      For
--------------------------------------------------------------------------------

      Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge--or sometimes coerce--them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

      We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

--------------------------------------------------------------------------------
70. Limiting a Shareholder's Right to Call Special Meetings              Against
--------------------------------------------------------------------------------

      Companies contend that limitations on shareholders' rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

      In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

--------------------------------------------------------------------------------
71. Permit a Shareholder's Right to Act by Written Consent (SHP)             For
--------------------------------------------------------------------------------

      Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

--------------------------------------------------------------------------------
72. Proxy Access for Annual Meetings (SHP)                                   For
--------------------------------------------------------------------------------

      These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.

      Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out "nuisance" proposals.

      We have voted in favor of certain resolutions calling for enhancement of shareholders' ability to access proxy materials to increase corporate boards' attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

      To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC's proposed proxy reform in 2009 intended to solve the problem of shareholders' limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of "significant, long-term shareholders" in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed "significant and longterm" if they own at least three percent of the company's shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC's 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule's effect on efficiency, competition and capital formation. We continue to monitor the situation.

      From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

--------------------------------------------------------------------------------
73. Reduce Meeting Notification from 21 Days to 14 Days (U.K.)               For
--------------------------------------------------------------------------------

      Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

      A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

--------------------------------------------------------------------------------
74. Rotation of Locale for Annual Meeting (SHP)                          Against
--------------------------------------------------------------------------------

      Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company's annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

--------------------------------------------------------------------------------
75. Shareholder Proponent Engagement Process (SHP)                           For
--------------------------------------------------------------------------------

      We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

--------------------------------------------------------------------------------
76. Supermajority Vote Requirements                                      Against
--------------------------------------------------------------------------------

      A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

      In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

               3.6 Environmental, Social and Disclosure Proposals
                   ----------------------------------------------

--------------------------------------------------------------------------------
77. Adopt a Special Corporate Policy for SEC Rule 10b5-1                 Against
    and Other Trading Plans (US) (SHP)
--------------------------------------------------------------------------------

      These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

--------------------------------------------------------------------------------
78. Adopt Guidelines for Country Selection (SHP)                    Case-by-case
--------------------------------------------------------------------------------

      These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

--------------------------------------------------------------------------------
79. Amend EEO Statement to Include a Reference to Sexual                     For
    Orientation (US) (SHP)
--------------------------------------------------------------------------------

      We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

--------------------------------------------------------------------------------
80. Animal Testing (SHP)                                            Case-by-case
--------------------------------------------------------------------------------

      Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

--------------------------------------------------------------------------------
81. Anti-Greenmail Proposal (SHP)                                            For
--------------------------------------------------------------------------------

      Greenmails, commonly referred to as "legal corporate blackmail," are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company's stock. The company acquires the raider's stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company's charter or by-laws that limit the ability of that company's board to acquire blocks of another company's stock at above-market prices.

      We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated antitakeover features.

--------------------------------------------------------------------------------
82. Charitable Contributions (SHP)                                  Case-by-case
--------------------------------------------------------------------------------

      We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

--------------------------------------------------------------------------------
83. Genetically Altered or Engineered Food (SHP)                    Case-by-case
--------------------------------------------------------------------------------

      These proposals seek to require companies to label genetically modified organisms in a company's products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

--------------------------------------------------------------------------------
84. Global Labor Standards (SHP)                                             For
--------------------------------------------------------------------------------

      These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization's Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

--------------------------------------------------------------------------------
85. Global Warming; Reduction of Greenhouse Gas Emissions (SHP)     Case-by-case
--------------------------------------------------------------------------------

      Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents' requests would be overly costly for, or unduly burdensome on, the company.

--------------------------------------------------------------------------------
86. Implement the MacBride Principles (Northern Ireland) (SHP)      Case-by-case
--------------------------------------------------------------------------------

      The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

      Supporters argue that the MacBride Principles effectively address Northern Ireland's inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the "hassle factor" of doing business in the economically troubled area and reduce the attractiveness of investments.

--------------------------------------------------------------------------------
87. Include Sustainability as a Performance Measure (SHP)           Case-by-case
--------------------------------------------------------------------------------

      We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

--------------------------------------------------------------------------------
88. Military Issues (SHP)                                           Case-by-case
--------------------------------------------------------------------------------

      These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management's decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

--------------------------------------------------------------------------------
89. Nuclear Waste Disposal (SHP)                                    Case-by-case
--------------------------------------------------------------------------------

      These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

--------------------------------------------------------------------------------
90. Other Business                                                       Against
--------------------------------------------------------------------------------

      In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

--------------------------------------------------------------------------------
91. Pharmaceutical Pricing (US) (SHP)                               Case-by-case
--------------------------------------------------------------------------------

      These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

--------------------------------------------------------------------------------
92. Plant Closings (US) (SHP)                                       Case-by-case
--------------------------------------------------------------------------------

      These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days' advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

--------------------------------------------------------------------------------
93. Reimbursement of Shareholder Proposal Expenses (SHP)                 Against
--------------------------------------------------------------------------------

      These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

--------------------------------------------------------------------------------
94. Report on Pay Disparity (SHP)                                   Case-by-case
--------------------------------------------------------------------------------

      A report on pay disparity compares the total compensation of a company's executive officers with that of the company's lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is "excessive", and information on whether greater oversight is needed over certain aspects of the company's compensation policies.

      Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company's lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

--------------------------------------------------------------------------------
95. Report on Water Pollution Prevention Measures (SHP)                      For
--------------------------------------------------------------------------------

      We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company's own (and its contractors') facilities, taking into account national legislation and practicality.

--------------------------------------------------------------------------------
96. Report on Workplace Diversity and/or Employment Policies (SHP)           For
--------------------------------------------------------------------------------

      Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

--------------------------------------------------------------------------------
97. Reporting Political Contributions; Lobbying Expenses (SHP)               For
--------------------------------------------------------------------------------

      We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

--------------------------------------------------------------------------------
98. Submit Political Spending Program to Shareholder Advisory            Against
    Vote (SHP)
--------------------------------------------------------------------------------

      We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company's political spending program. We believe such proposals are overly intrusive on management's discretion.

--------------------------------------------------------------------------------
99. Sustainability Report (SHP)                                              For
--------------------------------------------------------------------------------

      We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.

      Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This "triple bottom line" can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.

      Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies' social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

--------------------------------------------------------------------------------
100. The CERES Principles (SHP)                                     Case-by-case
--------------------------------------------------------------------------------

      Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the "CERES" Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome.

--------------------------------------------------------------------------------
101. Tobacco (SHP)
--------------------------------------------------------------------------------

      Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

      a.    End Production of Tobacco Products                           Against
            --------------------------------------------------------------------

      These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company's risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

      Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

      b.    Spin-off Tobacco-related Business                       Case-by-case
            --------------------------------------------------------------------

      The motivation for these proposals is generally in line with what we have described immediately above -- proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies' systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spinoff its tobacco-related operating segment/subsidiary.

      When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company's risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

4.    Conflicts of Interest

      4.1   Introduction

            As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

            We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict.

      4.2   Adherence to Stated Proxy Voting Policies

            Votes generally are cast in accordance with this policy(3). In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

--------
(3) From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client's best interests.

      4.3   Disclosure of Conflicts

            When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

      4.4   Potential Conflicts List

            No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the "Potential Conflicts List"). The Potential Conflicts List includes:

            o Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International ("MSCI") Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

            o Publicly-traded companies that distribute AllianceBernstein mutual funds;

            o Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

            o Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

            o     Publicly-traded affiliated companies;

            o Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;

            o Any other conflict of which a Proxy Committee member becomes aware(4).

--------
(4) The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.


            We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section
            3.6 below. We document all instances when the independent compliance officer determines our vote.

      4.5   Determine Existence of Conflict of Interest

            When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

            o If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

            o If our proposed vote is contrary to our Proxy Voting Policy and our client's position on the proposal, no further review is necessary.

            o If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client's position, and is also consistent with the views of ISS, no further review is necessary.

            o If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client's position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer ("ICO"). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO's review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

      4.6   Review of Third Party Research Service Conflicts of Interest

            We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS's conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

      4.7   Confidential Voting

            It is AllianceBernstein's policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission ("SEC"), and we generally post all votes to our public website the quarter after the vote has been cast.

            We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

            On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

            Any substantive contact regarding proxy issues from the issuer, the issuer's agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

      4.8   A Note Regarding AllianceBernstein's Structure

            AllianceBernstein and AllianceBernstein Holding L.P. ("AB Holding") are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

            As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange ("NYSE"), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.    Voting Transparency

      We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.    Recordkeeping

      All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

      6.1   Proxy Voting Policy

            The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.

      6.2   Proxy Statements Received Regarding Client Securities

            For U.S. Securities(5), AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

--------
(5) U.S. securities are defined as securities of issuers required to make reports pursuant to ss.12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.


      6.3   Records of Votes Cast on Behalf of Clients

            Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

      6.4   Records of Clients Requests for Proxy Voting Information

            Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients' proxies will be kept in the Client Group.

      6.5 Documents Prepared by AllianceBernstein that are Material to Voting Decisions

            The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional's opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.    Proxy Voting Procedures

      7.1   Vote Administration

            In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients' holdings globally.

            Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS's offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS's web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge's ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS's Taft-Hartley Voting Policy.

            If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

      7.2   Share blocking

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary.

            During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

            We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

      7.3   Loaned Securities

            Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

                                    EXHIBIT

                            PROXY COMMITTEE MEMBERS
                            -----------------------

The members of the Proxy Committee establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee
---------------

Vincent DuPont:   SVP-Equities

Linda Giuliano:   SVP-Equities

Saskia Kort:      AVP-Equities

David Lesser:     VP-Legal

James MacGregor:  SVP-Equities

Mark Manley:      SVP-Legal

Ryan Oden:        Equities

Anthony Rizzi:    VP-Operations

                                    EXHIBIT

                         PROXY VOTING GUIDELINE SUMMARY
                         ------------------------------

--------------------------------------------------------------------------------
 Shareholder
  Proposal                                          For    Against  Case-by-Case
--------------------------------------------------------------------------------

                          Board and Director Proposals

--------------------------------------------------------------------------------

           Changes in Board Structure and            X
           Amending the Articles of Incorporation
--------------------------------------------------------------------------------
           Classified Boards                                X
--------------------------------------------------------------------------------
           Director Liability and                                      X
           Indemnification
--------------------------------------------------------------------------------
    X      Disclose CEO Succession Plan              X
--------------------------------------------------------------------------------
           Election of Directors                     X
--------------------------------------------------------------------------------
           Controlled Company Exemption                                X
--------------------------------------------------------------------------------
           Voting for Director Nominees in a                           X
           Contested Election
--------------------------------------------------------------------------------
    X      Establish Additional Board                                  X
           Committees
--------------------------------------------------------------------------------
    X      Independent Lead Director                 X
--------------------------------------------------------------------------------
    X      Limit Term of Directorship;                                 X
           Establish Mandatory Retirement Age
--------------------------------------------------------------------------------
    X      Majority of Independent Directors         X
--------------------------------------------------------------------------------
    X      Majority of Independent Directors         X
           on Key Committees
--------------------------------------------------------------------------------
    X      Majority Votes for Directors              X
--------------------------------------------------------------------------------
    X      Prohibit CEOs from Serving on                    X
           Compensation Committees
--------------------------------------------------------------------------------
    X      Removal of Directors Without Cause        X
--------------------------------------------------------------------------------
    X      Require Independent Board Chairman                          X
--------------------------------------------------------------------------------
    X      Require Two Candidates for Each                  X
           Board Seat
--------------------------------------------------------------------------------
    X      Stock Ownership Requirement                      X
--------------------------------------------------------------------------------

                        Compensation Proposals

--------------------------------------------------------------------------------

    X      Accelerated Vesting of Equity                               X
           Compensation Awards-Change of Control
--------------------------------------------------------------------------------
    X      Adopt Form of Employment Contract                           X
--------------------------------------------------------------------------------
    X      Adopt Policies to Prohibit any Death             X
           Benefits to Senior Executives
--------------------------------------------------------------------------------
    X      Advisory Vote to Ratify Directors'                          X
           Compensation
--------------------------------------------------------------------------------
    X      Amend Executive Compensation Plan                X
           tied to Performance (Bonus Banking)
--------------------------------------------------------------------------------
           Approve Remuneration for Directors                          X
           and Auditors
--------------------------------------------------------------------------------
           Approve Remuneration Reports                                X
--------------------------------------------------------------------------------
           Approve Retirement Bonuses for                              X
           Directors (Japan and South Korea)
--------------------------------------------------------------------------------
           Approve Special Payments to Continuing                      X
           Directors and Auditors (Japan)
--------------------------------------------------------------------------------
    X      Disclose Executive and Director Pay                         X
--------------------------------------------------------------------------------
    X      Exclude Pension Income from               X
           Performance-based Compensation
--------------------------------------------------------------------------------
           Executive and Employee Compensation                         X
           Plans
--------------------------------------------------------------------------------
    X      Limit Dividend Payments to Executives            X
--------------------------------------------------------------------------------
    X      Limit Executive Pay                                         X
--------------------------------------------------------------------------------
    X      Mandatory Holding Periods                        X
--------------------------------------------------------------------------------
    X      Pay Directors Only in Stock                      X
--------------------------------------------------------------------------------
    X      Performance-based Stock Option Plans                        X
--------------------------------------------------------------------------------
    X      Prohibit Relocation Benefits to                  X
           Senior Executives
--------------------------------------------------------------------------------
    X      Recovery of Performance-based             X
           Compensation
--------------------------------------------------------------------------------
    X      Single Trigger Change-in-Control                            X
           Agreements
--------------------------------------------------------------------------------
    X      Submit Golden Parachutes/Severance                          X
           Plans to a Shareholder Vote
--------------------------------------------------------------------------------
    X      Submit Golden Parachutes/Severance                          X
           Plans  to  a Shareholder Vote prior
           to their being Negotiated by Management
--------------------------------------------------------------------------------
    X      Submit Option Re-pricing to a             X
           Shareholder Vote
--------------------------------------------------------------------------------
    X      Submit Survivor Benefit Compensation      X
           Plans to a Shareholder Vote
--------------------------------------------------------------------------------

                  Capital Changes and Anti-Take Over Proposals

--------------------------------------------------------------------------------
    X      Amend Exclusive Forum Bylaw                      X
--------------------------------------------------------------------------------
           Amend Net Operating Loss ("NOL")          X
           Rights Plans
--------------------------------------------------------------------------------
           Authorize Share Repurchase                X
--------------------------------------------------------------------------------
           Blank Check Preferred Stock                      X
--------------------------------------------------------------------------------
           Corporate Restructurings, Merger                            X
           Proposals and Spin-offs
--------------------------------------------------------------------------------
           Elimination of Preemptive Rights                            X
--------------------------------------------------------------------------------
    X      Expensing Stock Options                   X
--------------------------------------------------------------------------------
           Fair Price Provisions                                       X
--------------------------------------------------------------------------------
           Increase Authorized Common Stock                            X
--------------------------------------------------------------------------------
           Issuance of Equity without                X
           Preemptive Rights
--------------------------------------------------------------------------------
           Issuance of Stock with Unequal                              X
           Voting Rights
--------------------------------------------------------------------------------
           Net Long Position Requirement             X
--------------------------------------------------------------------------------
    X      Opt Out of State Anti-takeover Law (US)                     X
--------------------------------------------------------------------------------
           Reincorporation                                             X
--------------------------------------------------------------------------------
    X      Reincorporation to Another jurisdiction                     X
           to Permit Majority Voting or Other
           Changes in Corporate Governance
--------------------------------------------------------------------------------
           Stock Splits                              X
--------------------------------------------------------------------------------
    X      Submit Company's Shareholder Rights       X
           Plan to a Shareholder Vote
--------------------------------------------------------------------------------
           Transferrable Stock Options                                 X
--------------------------------------------------------------------------------

                               Auditor Proposals

--------------------------------------------------------------------------------
           Appointment of Auditors                   X
--------------------------------------------------------------------------------
           Approval of Financial Statements          X
--------------------------------------------------------------------------------
           Approval of Internal Statutory Auditors   X
--------------------------------------------------------------------------------
    X      Limit Compensation Consultant Services           X
--------------------------------------------------------------------------------
           Limitation of Liability of External                         X
           Statutory Auditors (Japan)
--------------------------------------------------------------------------------
    X      Separating Auditors and Consultants                         X
--------------------------------------------------------------------------------

                     Shareholder Access & Voting Proposals

--------------------------------------------------------------------------------
    X      A Shareholder's Right to Call Special                       X
           Meetings
--------------------------------------------------------------------------------
    X      Adopt Cumulative Voting                                     X
--------------------------------------------------------------------------------
    X      Adopt Cumulative Voting in Dual           X
           Shareholder Class Structures
--------------------------------------------------------------------------------
    X      Early Disclosure of Voting Results               X
--------------------------------------------------------------------------------
    X      Implement Confidential Voting             X
--------------------------------------------------------------------------------
           Limiting a Shareholder's Right to                X
           Call Special Meetings
--------------------------------------------------------------------------------
    X      Permit a Shareholder's Right to Act       X
           by Written Consent
--------------------------------------------------------------------------------
    X      Proxy Access for Annual Meetings          X
--------------------------------------------------------------------------------
           Reduce Meeting Notification from 21       X
           Days to 14 Days (U.K.)
--------------------------------------------------------------------------------
    X      Rotation of Locale for Annual Meeting            X
--------------------------------------------------------------------------------
    X      Shareholder Proponent Engagement Process  X
--------------------------------------------------------------------------------
           Supermajority Vote Requirements                  X
--------------------------------------------------------------------------------

                  Environmental & Social, Disclosure Proposals

--------------------------------------------------------------------------------
    X      Adopt a Special Corporate Policy for             X
           SEC Rule 1b5-1 and Other Trading Plans
--------------------------------------------------------------------------------
    X      Adopt Guidelines for Country Selection                      X
--------------------------------------------------------------------------------
    X      Amend EEO Statement to Include a          X
           Reference to Sexual Orientation
--------------------------------------------------------------------------------
    X      Animal Testing                                              X
--------------------------------------------------------------------------------
    X      Anti-Greenmail Proposal                   X
--------------------------------------------------------------------------------
    X      Charitable Contributions                                    X
--------------------------------------------------------------------------------
    X      Genetically Altered or Engineered Food                      X
--------------------------------------------------------------------------------
    X      Global Labor Standards                    X
--------------------------------------------------------------------------------
    X      Global Warming; Reduction of Greenhouse                     X
           Gas Emissions
--------------------------------------------------------------------------------
    X      Implement the MacBride Principles                           X
           (Northern Ireland)
--------------------------------------------------------------------------------
    X      Include Sustainability as a                                 X
           Performance Measure
--------------------------------------------------------------------------------
    X      Military Issues                                             X
--------------------------------------------------------------------------------
    X      Nuclear Waste Disposal                                      X
--------------------------------------------------------------------------------
           Other Business                                   X
--------------------------------------------------------------------------------
    X      Pharmaceutical Pricing                                      X
--------------------------------------------------------------------------------
    X      Plant Closings                                              X
--------------------------------------------------------------------------------
    X      Reimbursement of Shareholder Proposal            X
           Expenses
--------------------------------------------------------------------------------
    X      Report on Collateral in Derivatives              X
           Trading
--------------------------------------------------------------------------------
    X      Report on Pay Disparity                                     X
--------------------------------------------------------------------------------
    X      Report on Water Pollution Prevention      X
           Measures
--------------------------------------------------------------------------------
    X      Report on Workplace Diversity and/or      X
           Employment Policies
--------------------------------------------------------------------------------
    X      Reporting Political Contributions;        X
           Lobbying Expenses
--------------------------------------------------------------------------------
    X      Submit Political Spending Program to             X
           Shareholder Advisory Vote
--------------------------------------------------------------------------------
    X      Sustainability Report                     X
--------------------------------------------------------------------------------
    X      The CERES Principles                                        X
--------------------------------------------------------------------------------
           Tobacco
--------------------------------------------------------------------------------
    X      End Production of Tobacco Products               X
--------------------------------------------------------------------------------
    X      Spin-off Tobacco-related Business                           X
--------------------------------------------------------------------------------

                                    EXHIBIT

                     PROXY VOTING CONFLICT OF INTEREST FORM
                     --------------------------------------

           ___________                                         __________
Name of   |           |                         Date of       |          |
Security  |___________|                         Shareholder   |          |
                                                Meeting       |__________|

Short description of the conflict (client, mutual fund distributor, etc.):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. Is our proposed vote on all issues consistent with our stated proxy voting policy?

     [_] Yes [_] No   If yes, stop here and sign below as no further review is
                      necessary.

2.  Is our proposed vote contrary to our client's position?

     [_] Yes [_] No   If yes, stop here and sign below as no further review is
                      necessary.

3. Is our proposed vote consistent with the views of Institutional Shareholder Services?

     [_] Yes [_] No   If yes, stop here and sign below as no further review is
                      necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

   [_] A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.

   [_] A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

   [_] If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval                 Prepared by:
(if necessary. Email approval is acceptable.):
                                                        ------------------------

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

--------------------------------
Phillip Kirstein                                        Print Name:
                                                        (______________________)
                                                        Date: __________________
Date:  __________________

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

                                    EXHIBIT

              STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT
              ----------------------------------------------------

                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1.   Introduction

     AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

     Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

     SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.   Approach to ESG

     Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.   Commitment to the PRI

     In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

     After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

     In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

     The six Principles are:

            1. We will incorporate ESG issues into investment research and decision-making processes.

            AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

            2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

            AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

            3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

            AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

            4. We will promote acceptance and implementation of the Principles within the investment industry.

            AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

            5. We will work together to enhance our effectiveness in implementing the Principles.

            AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

            6. We will report on our activities and progress towards implementing the Principles.

            AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.   RI Committee

     Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

     The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

     If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

     Travis Allen:          SVP-Private Client, Washington, DC
     Erin Bigley:           SVP-Fixed Income, New York
     Valerie Brown:         SVP-Equities, New York
     Nicholas Davidson:     SVP-Value, London
     Paul DeNoon:           SVP-Fixed Income, New York
     Linda Giuliano:        SVP-Equities, New York
     Saskia Kort:           AVP-Equities, London
     Christopher Kotowicz:  SVP-Growth, Chicago
     David Lesser:          VP-Legal, New York
     Mark Manley:           SVP-Legal, New York
     Takuji Oya:            SVP-Growth, Japan
     Guy Prochilo:          SVP-Institutional Investments, New York
     Nitish Sharma:         SVP- Institutional Investments, Australia
     Liz Smith:             SVP-Institutional Investments, New York
     Willem Van Gijzen:     VP-Institutional Investments, Netherlands
     James Wallin:          SVP-Fixed Income, New York

                                     PART C
                               OTHER INFORMATION

ITEM 28.     Exhibits

      (a)   (1)   Articles of Amendment and Restatement of Articles of
                  Incorporation of Registrant, dated May 11, 2011 and filed May
                  16, 2011 - Incorporated by reference to Exhibit (a) to
                  Post-Effective Amendment No. 96 of Registrant's Registration
                  Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 3, 2011.

            (2) Articles Supplementary to Articles of Incorporation of Registrant, dated June 15, 2011 and filed June 17, 2011 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 97 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 17, 2011.

            (3) Articles Supplementary to Articles of Incorporation of Registrant, dated September 21, 2011 and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 105 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 22, 2011.

            (4) Articles Supplementary to Articles of Incorporation of Registrant, dated August 5, 2011 and filed August 8, 2011 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 106 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 23, 2011.

            (5) Articles Supplementary to Articles of Incorporation of Registrant, dated November 30, 2011 and filed December 27, 2011 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (6) Articles Supplementary to Articles of Incorporation of Registrant, dated November 21, 2012 and filed November 21, 2012 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 130 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 11, 2012.

            (7) Articles Supplementary to Articles of Incorporation of Registrant, dated February 6, 2014 and filed February 7, 2014
                  - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 145 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 10, 2014.

            (8) Articles Supplementary to Articles of Incorporation of Registrant, dated November 7, 2013 and filed November 25, 2013
                  - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 146 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

            (9) Articles of Amendment to Articles of Incorporation of Registrant, dated March 17, 2014 and filed March 17, 2014 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 149 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

            (10) Articles Supplementary to Articles of Incorporation of Registrant, dated March 17, 2014 and filed March 17, 2014 - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 149 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

            (11) Articles Supplementary to Articles of Incorporation of Registrant, dated May 27, 2014 and filed May 29, 2014 - Incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 153 to Registrant's Registration Statement on Form N-1A (File Nos. 2-2901 and 811-01716), filed with the Securities and Exchange Commission on May 30, 2014.

            (12) Articles Supplementary to Articles of Incorporation of Registrant, dated August 6, 2014 and filed August 7, 2014 - Incorporated by reference to Exhibit (a)(12) of Post-Effective Amendment No. 163 to Registrant's Registration Statement on Form N-1A (File Nos. 2-2901 and 811-01716), filed with the Securities and Exchange Commission on August 8, 2014.

            (13) Articles Supplementary to Articles of Incorporation of Registrant, dated August 6, 2014 and filed August 11, 2014 - Incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 166 to Registrant's Registration Statement on Form N-1A (File Nos. 2-2901 and 811-01716), filed with the Securities and Exchange Commission on August 13, 2014.

      (b) Amended and Restated By-Laws of Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 81 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 30, 2006.

      (c)   Not applicable.

      (d)   (1)   Form of Investment Advisory Contract between the Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended
                  September 7, 2004, December 15, 2004, December 23, 2009,
                  August 2, 2010, October 26, 2010, July 6, 2011, August 31,
                  2011, December 8, 2011, December 15, 2011, September 27, 2012,
                  December 12, 2012, March 1, 2014, [___], 2014 and [___], 2014
                  - Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 149 to Registrant's Registration
                  Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

            (2) Form of Investment Advisory Fee Waiver Agreement between Registrant, on behalf of the AllianceBernstein Concentrated Growth Fund and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 147 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2014.

            (3) Investment Advisory Contract between the Registrant and AllianceBernstein L.P., with respect to AllianceBernstein Multi-Manager Alternatives Strategies Fund, dated July 31, 2014 - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (4) Form of Subadvisory Agreement between AllianceBernstein L.P. and Chilton Investment Company LLC - Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (5) Form of Subadvisory Agreement between AllianceBernstein L.P. and Impala Asset Management LLC - Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (6) Form of Subadvisory Agreement between AllianceBernstein L.P. and Kynikos Associates LP - Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (7) Form of Subadvisory Agreement between AllianceBernstein L.P. and Lyrical Asset Management LP - Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (8) Form of Subadvisory Agreement between AllianceBernstein L.P. and Sirios Capital Management LP - Incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (9) Form of Subadvisory Agreement between AllianceBernstein L.P. and River Canyon Fund Management LLC - Incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (10) Form of Subadvisory Agreement between AllianceBernstein L.P. and First Pacific Advisors, LLC - Incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (11) Form of Subadvisory Agreement between AllianceBernstein L.P. and Halcyon Liquid Strategies IC Management LP - Incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (12) Form of Subadvisory Agreement between AllianceBernstein L.P. and CQS (US), LLC - Incorporated by reference to Exhibit
                  (d)(11) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (13) Form of Subadvisory Agreement between AllianceBernstein L.P. and MPAM Credit Trading Partners LP - Incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (14) Form of Subadvisory Agreement between AllianceBernstein L.P. and Passport Capital, LLC - Incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (15) Form of Investment Advisory Contract between AllianceBernstein L.P., and AllianceBernstein Multi-Manager Alternative Strategies Fund - Incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 162 of Registrant's POS EX filing to the Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 7, 2014.

            (16) Form of Subadvisory Agreement between AllianceBernstein L.P. and Passport Capital, LLC - Incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

            (17) Form of Subadvisory Agreement between AllianceBernstein L.P. and Impala Asset Management LLC - Incorporated by reference to Exhibit (d)(17) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

            (18) Form of Subadvisory Agreement between AllianceBernstein L.P. and Lyrical Asset Management LP - Incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

            (19) Form of Subadvisory Agreement between AllianceBernstein L.P. and Sirios Capital Management LP - Incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

            (20) Form of Subadvisory Agreement between AllianceBernstein L.P. and Kynikos Associates LP - Incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

            (21) Form of Advisory Contract between the Registrant, on behalf of AllianceBernstein Long/Short Multi-Manager Fund, and AllianceBernstein L.P., dated September 30, 2014 - Incorporated by reference to Exhibit (d)(21) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.

            (22) Form of Subadvisory Agreement between AllianceBernstein L.P. and Chilton Investment Company LLC - Incorporated by reference to Exhibit (d)(22) to Post-Effective Amendment No. 169 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 26, 2014.

      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.), dated July 22, 1992 -
                  Incorporated by reference to Exhibit 6(a) to Post-Effective
                  Amendment No. 63 of Registrant's Registration Statement on
                  Form N-1A (File Nos. 2-29901 and 811-01716), filed with the
                  Securities and Exchange Commission on January 30, 1998.

            (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 19, 1996
                  - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 61 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 3, 1997.

            (3) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), dated March 1, 2005 - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 79 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2005.

            (4) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated June 14, 2006 - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 82 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2006.

            (5) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated July 22, 1992, as amended as of April 30, 1993 - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 86 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 6, 2009.

            (6) Form of Amendment to Distribution Services Agreement, dated as of August 4, 2011 between Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit
                  (e)(6) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (7) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (8) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

            (9) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (10) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (11) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (12) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), dated as of August 9, 2013 - Incorporated by reference to Exhibit (e)(12) to Post-Effective Amendment No. 147 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2014.

      (f)   Not applicable.

      (g)   (1)   Master Custodian Agreement between the Registrant and State
                  Street Bank and Trust Company, effective August 3, 2009 -
                  Incorporated by reference to Exhibit (g) to Post-Effective
                  Amendment No. 51 of the Registration Statement on Form N-1A of
                  AllianceBernstein Variable Products Series Fund, Inc. (File
                  Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

            (2) Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Discovery Equity Portfolio, effective October 15, 2010 - Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 92 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 25, 2010.

            (3) Form of Novation and Amendment Agreement to Custodian Agreement dated, as of September 14, 2009 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund and AllianceBernstein Dynamic All Market Plus Fund, and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (4) Form of Novation and Amendment Agreement to Custodian Agreement dated, as of December 5, 2011 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Dynamic All Market Plus Fund and AllianceBernstein Select US Equity Portfolio, and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit
                  (g)(4) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (5) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Focus 40 Portfolio, effective July 1, 2011 - Incorporated by reference to Exhibit
                  (g)(5) to Post-Effective Amendment No. 119 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 30, 2012.

            (6) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Emerging Markets Equity Portfolio, dated October 12, 2012 - Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 122 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 12, 2012.

            (7) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Select US Long/Short Portfolio, dated December 6, 2012 - Incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 130 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 11, 2012.

            (8) Form of Amendment to Services Agreement between each Fund set forth on Schedule A to the Agreement and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (9) Form of Investment Analytics Agreement between Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g)(9) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (10) Form of Derivative Calculation Services Agreement between Registrant and State Street Bank and Trust Company Incorporated by reference to Exhibit (g)(10) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (11) Form of Securities Lending and Services Agreement between Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g)(11) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

      (h)   (1)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. (formerly known as
                  Alliance Fund Services, Inc.), dated November 17, 1988 -
                  Incorporated by reference to Exhibit 9 to Post-Effective
                  Amendment No. 63 of Registrant's Registration Statement on
                  Form N-1A (File Nos. 2-29901 and 811-01716), filed with the
                  Securities and Exchange Commission on January 30, 1998.

            (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 82 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2006.

            (3) Form of Expense Limitation Agreement, dated July 6, 2011 between the Registrant, on behalf of AllianceBernstein International Focus 40 Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 99 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 6, 2011.

            (4) Form of Expense Limitation Agreement, dated October 26, 2010 between the Registrant, on behalf of the AllianceBernstein International Discovery Equity Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (h)(4) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (5) Form of Expense Limitation Agreement, dated August 31, 2011 between the Registrant, on behalf of the AllianceBernstein Emerging Markets Multi-Asset Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (6) Form of Expense Limitation Agreement, dated December 8, 2011 between the Registrant, on behalf of the AllianceBernstein Select US Equity Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (7) Form of Expense Limitation Agreement, dated December 15, 2011 between the Registrant, on behalf of the AllianceBernstein Dynamic All Market Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (8) Expense Limitation Agreement, dated September 27, 2012, between the Registrant, on behalf of the AllianceBernstein Emerging Markets Equity Portfolio, and AllianceBernstein, L.P.
                  - Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 134 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 27, 2013.

            (9) Form of Expense Limitation Agreement, dated December 6, 2012, between the Registrant, on behalf of the AllianceBernstein Select US Long/Short Portfolio, and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 130 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 11, 2012.

            (10) Form of Expense Limitation Agreement, dated March 1, 2014, between the Registrant, on behalf of the AllianceBernstein Concentrated Growth Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No.147 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2014.

            (11) Form of Expense Limitation Agreement, dated [April___], 2014, between the Registrant, on behalf of the AllianceBernstein Emerging Markets Core Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 149 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

            (12) Form of Expense Limitation Agreement, dated [April___], 2014, between the Registrant, on behalf of the AllianceBernstein Emerging Markets Growth Portfolio, and AllianceBernstein L.P.
                  - Incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No. 149 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

            (13) Form of Expense Limitation Agreement, dated [April___], 2014, between the Registrant, on behalf of the AllianceBernstein Mid Cap Growth Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 149 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

            (14) Form of Expense Limitation Agreement, dated [June___], 2014, between the Registrant, on behalf of the AllianceBernstein Concentrated Global Growth Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(14) to Post-Effective Amendment No. 149 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

            (15) Form of Expense Limitation Agreement, dated [June___], 2014, between the Registrant, on behalf of the AllianceBernstein Small Cap Value Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 149 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

            (16) Form of Expense Limitation Agreement between the Registrant, on behalf of the AllianceBernstein Multi-Manager Alternative Strategies Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 160 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 28, 2014.

            (17) Form of Expense Limitation Agreement between the Registrant, on behalf of the Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 9, 2014.


            (18) Expense Limitation Undertaking, dated October 31, 2014, between the Registrant, on behalf of AllianceBernstein Market Neutral Strategy-U.S., and AllianceBernstein L.P.-Filed herewith.


      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

      (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

      (n) Amended and Restated Rule 18f-3 Plan, dated August 9, 2013 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 163 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 8, 2014.

      (o)   Reserved.

      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 74 of the
                  Registration Statement on Form N-1A of AllianceBernstein Bond
                  Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the
                  Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

            (2) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc.-Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

            (3) Code of Ethics for Chilton Investment Company LLC - Incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (4) Code of Ethics for Impala Asset Management LLC - Incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (5) Code of Ethics for Kynikos Associates LP - Incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (6) Code of Ethics for Lyrical Asset Management LP - Incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (7) Code of Ethics for Sirios Capital Management LP - Incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (8) Code of Ethics for River Canyon Fund Management LLC - Incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (9) Code of Ethics for First Pacific Advisors, LLC - Incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (10) Code of Ethics for Halcyon Liquid Strategies IC Management LP, as amended June 2014 - Incorporated by reference to Exhibit
                  (p)(11) to Post-Effective Amendment No. 162 of Registrant's POS EX filing to the Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 7, 2014.

            (11) Code of Ethics for CQS (US), LLC - Incorporated by reference to Exhibit (p)(12) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (12) Code of Ethics for MPAM Credit Trading Partners LP - Incorporated by reference to Exhibit (p)(13) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

            (13) Code of Ethics for Passport Capital, LLC - Incorporated by reference to Exhibit (p)(14) to Post-Effective Amendment No. 160 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2014.

Other Exhibits:

            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 132 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2013.

ITEM  29. Persons Controlled by or under Common Control with Registrant.

            None.

ITEM  30. Indemnification.

      It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit (a) in response to
Item 28, Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) in response to Item 28 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 28, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's articles of Restatement of Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d) in response to Item 28, as set forth below.

      Article NINTH of the Registrant's Articles of Restatement of Articles of Incorporation reads as follows:

      NINTH: (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

      (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

      (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      (d) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall effect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

      ARTICLE IX of the Registrant's Amended and Restated By-Laws reads as follows:

      To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

      Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

      The Investment Advisory Contract between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever, except for lack of good faith, and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of reckless disregard of its obligations and duties thereunder.

      The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any such controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's registration statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence with the performance of its duties thereunder, or by reason of reckless disregard of its obligation and duties thereunder.

      The foregoing summaries are qualified by the entire text of Registrant's articles of Restatement of Articles of Incorporation, Amended and Restated By-Laws, the Investment Advisory Contact between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

ITEM  31. Business and Other Connections of Investment Adviser.

      The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

      The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM  32. Principal Underwriters.

          (a) ABI, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Core Opportunities Fund, Inc.
          AllianceBernstein Corporate Shares
          AllianceBernstein Discovery Growth Fund, Inc.
          AllianceBernstein Equity Income Fund, Inc.
          AllianceBernstein Exchange Reserves
          AllianceBernstein Fixed-Income Shares, Inc.
          AllianceBernstein Global Bond Fund, Inc.
          AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc.
          AllianceBernstein Global Thematic Growth Fund, Inc.
          AllianceBernstein Growth and Income Fund, Inc.
          AllianceBernstein High Income Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
          AllianceBernstein International Growth Fund, Inc.
          AllianceBernstein Large Cap Growth Fund, Inc.
          AllianceBernstein Municipal Income Fund, Inc.
          AllianceBernstein Municipal Income Fund II
          AllianceBernstein Short Duration Portfolio(1)
          AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
          AllianceBernstein Unconstrained Bond Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Pooling Portfolios
          The AllianceBernstein Portfolios

----------------------

(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.

                               POSITIONS AND                POSITIONS AND
                               OFFICES WITH                 OFFICES WITH
NAME                           UNDERWRITER                  REGISTRANT
----                           -------------                -------------

Directors
---------

Robert M. Keith                Director and President       President and Chief
                                                            Executive Officer

Mark R. Manley                 Director and Secretary

Officers
--------

Emilie D. Wrapp                Senior Vice President,       Secretary
                               Assistant General Counsel
                               and Assistant Secretary

Laurence H. Bertan             Senior Vice President and
                               Assistant Secretary

Peter G. Callahan              Senior Vice President

Kevin T. Cannon                Senior Vice President

Russell R. Corby               Senior Vice President

John W. Cronin                 Senior Vice President

John C. Endahl                 Senior Vice President

John Edward English            Senior Vice President

Daniel Ennis                   Senior Vice President

Edward J. Farrell              Senior Vice President and
                               Controller

Mark A. Gessner                Senior Vice President

Kenneth L. Haman               Senior Vice President

Michael S. Hart                Senior Vice President

Joseph P. Healy                Senior Vice President

Scott Hutton                   Senior Vice President

Ajai M. Kaul                   Senior Vice President

Hiroshi Kimura                 Senior Vice President

Eric L. Levinson               Senior Vice President

James M. Liptrot               Senior Vice President and
                               Assistant Controller

William Marsalise              Senior Vice President

Joanna D. Murray               Senior Vice President

Daniel A. Notto                Senior Vice President,
                               Counsel and Assistant
                               Secretary

John J. O'Connor               Senior Vice President

Suchet Padhye (Pandurang)      Senior Vice President

Guy Prochilo                   Senior Vice President

John D. Prosperi               Senior Vice President

Miguel A. Rozensztroch         Senior Vice President

John P. Schmidt                Senior Vice President

Elizabeth M. Smith             Senior Vice President

Peter J. Szabo                 Senior Vice President

Joseph T. Tocyloski            Senior Vice President

Christian G. Wilson            Senior Vice President

Derek Yung                     Senior Vice President

Aimee K. Alati                 Vice President

Constantin L. Andreae          Vice President

DeAnna D. Beedy                Vice President

Christopher M. Berenbroick     Vice President

Chris Boeker                   Vice President

Brandon W. Born                Vice President

James J. Bracken               Vice President

Robert A. Brazofsky            Vice President

Richard A. Brink               Vice President

Shaun D. Bromley               Vice President

Brian Buehring                 Vice President

Michael A. Capella             Vice President

Laura A. Channell              Vice President

Mikhail Cheskis                Vice President

Nelson Kin Hung Chow           Vice President

Flora Chuang                   Vice President

Peter T. Collins               Vice President

Dwight P. Cornell              Vice President

Silvio Cruz                    Vice President

Kevin M. Dausch                Vice President

Christine M. Dehil             Vice President

Marc J. Della Pia              Vice President

Patrick R. Denis               Vice President

Ralph A. DiMeglio              Vice President

Joseph T. Dominguez            Vice President

Barbara Anne Donovan           Vice President

Robert Dryzgula                Vice President

Arend J. Elston                Vice President

Gregory M. Erwinski            Vice President

Michael J. Ferraro             Vice President
Andrew H. Fischer              Vice President

Susan A. Flanagan              Vice President

Robert K. Forrester            Vice President

Yuko Funato                    Vice President

Kevin T. Gang                  Vice President

Mark C. Glatley                Vice President

Stefanie M. Gonzalez           Vice President

Kimberly A. Collins Gorab      Vice President

Tetsuya Hada                   Vice President

Brian P. Hanna                 Vice President

Kenneth Handler                Vice President

Terry L. Harris                Vice President

Olivier Herson                 Vice President

Eric S. Indovina               Vice President

Tina Kao                       Vice President

Jang Joong Kim                 Vice President

Scott M. Krauthamer            Vice President

Stephen J. Laffey              Vice President and           Assistant Secretary
                               Counsel

Christopher J. Larkin          Vice President

Chang Hyun Lee                 Vice President

Ginnie Li                      Vice President

Jonathan M. Liang              Vice President

Karen (Yeow Ping) Lim          Vice President

Darren L. Luckfield            Vice President

Richard J. Maertz              Vice President

Matthew J. Malvey              Vice President

Robert Mancini                 Vice President

Todd Mann                      Vice President

Silvia Manz                    Vice President

Russell B. Martin              Vice President

Nicola Meotti                  Vice President

Yuji Mihashi                   Vice President

David Mitchell                 Vice President

Paul S. Moyer                  Vice President

Juan Mujica                    Vice President

Jennifer A. Mulhall            Vice President

John F. Multhauf               Vice President

Robert D. Nelms                Vice President

Jamie A. Nieradka              Vice President

Alex E. Pady                   Vice President

David D. Paich                 Vice President

Charissa A. Pal                Vice President

Kimchu Perrington              Vice President

Jared M. Piche                 Vice President

Jeffrey Pietragallo            Vice President

Joseph J. Proscia              Vice President

Damien Ramondo                 Vice President

Carol H. Rappa                 Vice President

Jessie A. Reich                Vice President

Lauryn A. Rivello              Vice President

Patricia A. Roberts            Vice President

Claudio Rondolini              Vice President

Gregory M. Rosta               Vice President and
                               Assistant Secretary

Karen Sirett                   Vice President

John F. Skahan                 Vice President

Orlando Soler                  Vice President

Chang Min Song                 Vice President

Daniel L. Stack                Vice President

Jason P. Stevens               Vice President

Peter Stiefel                  Vice President

Sharon Su                      Vice President

Atsuko Takeuchi                Vice President

Scott M. Tatum                 Vice President

Laura L. Tocchet               Vice President

Louis L. Tousignant            Vice President

Ming (Ming Kai) Tung           Vice President

Christian B. Verlingo          Vice President

Wendy Weng                     Vice President

Stephen M. Woetzel             Vice President               Assistant Controller

Chapman Tsan Man Wong          Vice President

Joanna Wong (Chun-Yen)         Vice President

Isabelle (Hsin-I) Yen          Vice President

Oscar Zarazua                  Vice President

Martin J. Zayac                Vice President

Corey S. Beckerman             Assistant Vice President

Claudio Roberto Bello          Assistant Vice President

Roy C. Bentzen                 Assistant Vice President

James M. Broderick             Assistant Vice President

Christopher J. Carrelha        Assistant Vice President

Daisy (Sze Kie) Chung          Assistant Vice President

Francesca Dattola              Assistant Vice President

Robert A. Fiorentino           Assistant Vice President

Friederike Grote               Assistant Vice President

Joseph Haag                    Assistant Vice President

Gregory B. Handrahan           Assistant Vice President

Brian M. Horvath               Assistant Vice President

Sylvia Hsu                     Assistant Vice President

Isabelle Husson                Assistant Vice President

Junko Kimura                   Assistant Vice President

Aaron S. Kravitz               Assistant Vice President

Jim Liu                        Assistant Vice President

Mark J. Maier                  Assistant Vice President

Rachel A. Moon                 Assistant Vice President

Nora E. Murphy                 Assistant Vice President

Brian W. Paulson               Assistant Vice President

Pablo Perez                    Assistant Vice President

Tricia L. Psychas              Assistant Vice President

Jennifer B. Robinson           Assistant Vice President

Richard A. Schwam              Assistant Vice President

Nicholas A. Semko              Assistant Vice President

Chizu Soga                     Assistant Vice President

Michiyo Tanaka                 Assistant Vice President

Miyako Taniguchi               Assistant Vice President

Laurence Vandecasteele         Assistant Vice President

Annabelle C. Watson            Assistant Vice President

Jeffrey Western                Assistant Vice President

William Wielgolewski           Assistant Vice President

Matthew J. Wrzesniewsky        Assistant Vice President

Colin T. Burke                 Assistant Secretary

            (c)   Not applicable.

ITEM  33. Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 and at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM  34. Management Services.

            Not applicable.

ITEM  35. Undertakings.

            Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 31st day of October, 2014.

                                           ALLIANCEBERNSTEIN CAP FUND, INC.

                                           By:    Robert M. Keith*
                                                  ------------------------
                                                  Robert M. Keith
                                                  President


        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            Signature                        Title                Date
            ---------                        -----                ----
(1)         Principal Executive Officer:


            Robert M. Keith*               President and        October 31, 2014
            ---------------------          Chief Executive
            Robert M. Keith                Officer


(2)         Principal Financial and
            Accounting Officer:


            /s/ Joseph J. Mantineo         Treasurer            October 31, 2014
            ----------------------         and Chief
                Joseph J. Mantineo         Financial Officer


(3)         All of the Directors:
            ---------------------

            John H. Dobkin*
            Michael J. Downey*
            William H. Foulk, Jr.*
            D. James Guzy*
            Nancy P. Jacklin*
            Robert M. Keith*
            Garry L. Moody*
            Marshall C. Turner, Jr.*
            Earl D. Weiner*


            *By:    /s/ Stephen J. Laffey                       October 31, 2014
                    ---------------------
                        Stephen J. Laffey
                       (Attorney-in-fact)

                               Index to Exhibits
                               -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------

(h)(18)             Expense Limitation Undertaking


(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Registered Public Accounting Firm